                                                                  EXHIBIT (c)(8)
--------------------------------------------------------------------------------
                                   SCHEDULE 1
                               PIERRE FOODS, INC.
                           VALUATION SUMMARY ($000s)
--------------------------------------------------------------------------------

                                                             Value                               Value
Valuation Approach                                         Indication  Probability  Weighting  Indication  Probability   Weighting
------------------                                         ----------  -----------  ---------  ----------  -----------   ---------
Transaction Method                                            $19,920                 33.3%      $19,920                     25.0%
Guideline Company Method                                      $20,949                 33.3%      $20,949                     25.0%
Income Approach:
DCF Method - Scenario #1                                      $     0     40.0%                  $     0        40.0%
DCF Method - Scenario #2                                      $     0     30.0%                  $     0        30.0%
DCF Method - Scenario #3                                      $     0     15.0%                  $     0        15.0%
DCF Method - Scenario #4                                      $     0     15.0%                  $     0        15.0%
                                                           ----------                         ----------
Income Approach Conclusion                                    $  0.00                 33.3%      $  0.00                     50.0%

Concluded Fair Market Value - Minority,
 Marketable Basis                                             $13,623                            $10,217
Shares Outstanding as of December 17, 2001                      5,780                              5,780
                                                           ----------                         ----------
Total Fair Market Value per Share                             $  2.36                            $  1.77
                                                           ==========                         ==========

                                            Low(*)         High(**)
Indicated Range of Fairness                        $1.77      $  3.62

(*)      Low indicated by 50/25/25 weighting

(**)     High indicated by Guideline Company Method

--------------------------------------------------------------------------------
                                   SCHEDULE 2
                               PIERRE FOODS, INC.
                    COMPARATIVE, COMBINED BALANCE SHEET DATA
--------------------------------------------------------------------------------




Fiscal Year Ended:                                2/23/1996     %      2/28/1997     %      2/27/1998     %       3/6/1999     %
                                                  ---------   -----    ---------   -----    ---------   -----     --------   -----
ASSETS
   Cash & Equivalents                          $    430,311     1.0 $  3,995,497     6.7 $  2,818,071     3.9 $   1,664,398    0.8
   Marketable Securities                            148,997     0.4      171,910     0.3      206,706     0.3             0    0.0
   Accounts Receivable, Net
        Trade and Others                          3,341,871     8.0    3,457,017     5.8    5,023,333     7.0    18,239,005    8.4
        Related Party                               484,951     1.2      278,919     0.5      181,367     0.3       326,147    0.2
   Notes Receivable, Current Portion
        Related Party                               772,329     1.9      563,644     0.9      526,592     0.7       280,964    0.1
        Other                                       639,692     1.5      409,996     0.7      624,314     0.9       135,811    0.1
   Inventories                                    5,553,641    13.3    6,706,838    11.3    7,361,347    10.3    30,430,482   14.0
   Income Tax Receivable                                  0     0.0      343,557     0.6      872,157     1.2             0    0.0
   Prepaid Expenses and Other                       486,128     1.2      108,323     0.2      269,222     0.4       988,023    0.5
   Deferred Income Taxes                            518,490     1.2      454,259     0.8      424,786     0.6     2,722,095    1.3
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
Total Current Assets                             12,376,410    29.7   16,489,960    27.7   18,307,895    25.5    54,786,925   25.2

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment                45,984,616   110.4   60,774,388   102.0   71,555,653    99.9   105,191,311   48.5
   Less: Depreciation/Amortization              (20,696,583)  -49.7  (23,810,278)  -40.0  (26,531,860)  -37.0   (30,191,917) -13.9
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
Net Property, Plant & Equipment                  25,288,033    60.7   36,964,110    62.1   45,023,793    62.8    74,999,394   34.6

OTHER ASSETS
    Property Held for Sale                        1,569,752     3.8    3,277,670     5.5    1,680,993     2.3     2,086,847    1.0
    Trade Name, Net                                       0     0.0            0     0.0            0     0.0    43,242,636   19.9
    Excess of Cost over Fair Value of
       Net Assets of Businesses Acquired, Net       662,321     1.6            0     0.0    2,906,366     4.1    32,623,400   15.0
    Other Intangible Assets, Net                          0     0.0      628,186     1.1      829,500     1.2     3,520,053    1.6
    Noncurrent Notes Receivable                     204,941     0.5      470,345     0.8      335,611     0.5        54,220    0.0
    Noncurrent Related Party Note Receivable        515,944     1.2      963,117     1.6    1,550,638     2.2     1,018,767    0.5
    Deferred Income Taxes                                 0     0.0            0     0.0      685,458     1.0             0    0.0
    Deferred Loan Origination Fees, Net                   0     0.0            0     0.0      262,828     0.4     4,524,753    2.1
    Investment in Affiliates                        381,533     0.9      374,533     0.6            0     0.0             0    0.0
    Investment in Restricted Equity Securities      242,050     0.6            0     0.0            0     0.0             0    0.0
    Other                                           393,390     0.9      403,209     0.7       72,717     0.1       132,028    0.1
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
Total Other Assets                                3,969,931     9.5    6,117,060    10.3    8,324,111    11.6    87,202,704   40.2

TOTAL ASSETS                                   $ 41,634,374   100.0 $ 59,571,130   100.0 $ 71,655,799   100.0 $ 216,989,023  100.0
                                               ============   ===== ============   ===== ============   ===== =============  =====

LIABILITIES & EQUITY
   Notes Payable                               $  4,000,000     9.6 $  4,487,776     7.5 $  5,105,144     7.1 $           0    0.0
   Current Installments of Long-Term Debt         2,030,953     4.9    1,297,792     2.2    2,189,401     3.1       673,752    0.3
   Trade Accounts Payable                         2,810,229     6.7    4,568,176     7.7    6,605,893     9.2    11,255,920    5.2
   Income Taxes Payable                                   0     0.0            0     0.0            0     0.0       151,366    0.1
   Accrued Salaries and Wages                       650,407     1.6      803,855     1.3    1,960,534     2.7     4,941,033    2.3
   Accrued Insurance                                644,180     1.5      833,028     1.4      614,846     0.9     1,155,942    0.5
   Accrued Marketing and Advertising                      0     0.0            0     0.0       12,000     0.0     1,420,580    0.7
   Taxes, Other than Income                         323,059     0.8      739,347     1.2      379,269     0.5     1,176,888    0.5
   Accrued Interest                                  85,297     0.2       19,717     0.0       87,426     0.1     3,533,771    1.6
   Gift Certificates Outstanding                    331,955     0.8      491,463     0.8            0     0.0             0    0.0
   Other                                            515,974     1.2    1,134,345     1.9    1,850,766     2.6     3,351,366    1.5
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
Total Current Liabilities                        11,392,054    27.4   14,375,499    24.1   18,805,279    26.2    27,660,618   12.7

LONG-TERM LIABILITIES
   Deferred Franchise Fees                            5,000     0.0            0     0.0            0     0.0             0    0.0
   Deferred Income Taxes                            903,639     2.2    1,425,100     2.4            0     0.0     1,910,468    0.9
   Other Long-Term Liabilities                            0     0.0            0     0.0            0     0.0             0    0.0
   Long Term Debt, Noncurrent                    12,890,060    31.0   12,422,150    20.9   13,623,532    19.0   146,265,928   67.4
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
Total Long-Term Liabilities                      13,798,699    33.1   13,847,250    23.2   13,623,532    19.0   148,176,396   68.3

TOTAL LIABILITIES                                25,190,753    60.5   28,222,749    47.4   32,428,811    45.3   175,837,014   81.0

SHAREHOLDERS' EQUITY
    Common Stock                                  2,760,338     6.6    5,326,948     8.9    5,898,449     8.2     5,807,049    2.7
    Additional Paid in Capital                    6,579,347    15.8   18,868,284    31.7   23,647,020    33.0    23,251,845   10.7
    Accumulated Other Comprehensive Income            5,278     0.0       10,059     0.0       19,261     0.0             0    0.0
    Receivable from Shareholder                           0     0.0            0     0.0            0     0.0             0    0.0
    Retained Earnings                             7,098,658    17.0    7,143,090    12.0    9,662,258    13.5    12,093,115    5.6
                                               ------------   ----- ------------   ----- ------------   ----- -------------  -----
TOTAL SHAREHOLDER'S EQUITY                       16,443,621    39.5   31,348,381    52.6   39,226,988    54.7    41,152,009   19.0

TOTAL LIABILITIES & EQUITY                     $ 41,634,374   100.0 $ 59,571,130   100.0 $ 71,655,799   100.0 $ 216,989,023  100.0
                                               ============   ===== ============   ===== ============   ===== =============  =====


Debt Free Working Capital, as adjusted         $  5,109,277    12.3 $  2,778,699     4.7 $  2,708,904     3.8 $  29,252,657   13.5
Working Capital, as reported                   $    984,356     2.4 $  2,114,461     3.5 $   (497,384)   -0.7 $  27,126,307   12.5
Sales/Working Capital, as reported                    115.3                61.2                (133.2)                  5.8
Current Ratio                                          1.09                1.15                  0.97                  1.98
Long-Term Debt/Equity                                  0.78                0.40                  0.35                  3.55
Total Liabilities/Equity                               1.53                0.90                  0.83                  4.27



                                                                                              (**)           RMA (1) RMA (1) RMA (1)
                                                                                              As of            SIC     SIC     SIC
Fiscal Year Ended:                                  3/4/2000    %        3/3/2001   %       12/2/2001    %    #2011   #2013   #2051
                                                    --------  -----      -------- -----     ---------  -----  -----   -----   -----
ASSETS
   Cash & Equivalents                          $   2,701,464    1.6 $   1,813,437   1.1 $   4,600,096    2.8    4.5     5.9    7.8
   Marketable Securities                                   0    0.0             0   0.0             0    0.0
   Accounts Receivable, Net
        Trade and Others                          17,129,821   10.4    18,225,203  11.3    19,651,307   12.0   25.7    21.6   16.5
        Related Party                                292,990    0.2             0   0.0             0    0.0
   Notes Receivable, Current Portion
        Related Party                                152,456    0.1             0   0.0             0    0.0
        Other                                         86,057    0.1             0   0.0             0    0.0
   Inventories                                    25,025,421   15.2    26,835,344  16.6    26,385,319   16.2   20.3    19.1    6.0
   Income Tax Receivable                           2,828,156    1.7     1,874,018   1.2     1,089,332    0.7
   Prepaid Expenses and Other                        799,582    0.5     1,030,985   0.6     1,488,757    0.9
   Deferred Income Taxes                           2,290,361    1.4     2,652,624   1.6     2,174,642    1.3
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
Total Current Assets                              51,306,308   31.1    52,431,611  32.5    55,389,453   34.0   53.2    49.1   33.1

PROPERTY, PLANT & EQUIPMENT
Gross Property, Plant & Equipment                 50,711,772   30.8           N/A   0.0           N/A   0.0
   Less: Depreciation/Amortization               (14,926,953)  -9.1           N/A   0.0           N/A   0.0
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
Net Property, Plant & Equipment                   35,784,819   21.7    34,907,752  21.7    35,820,075   22.0   37.4    40.6   48.2

OTHER ASSETS
    Property Held for Sale                                 0    0.0             0   0.0             0    0.0
    Trade Name, Net                               41,764,636   25.4    40,286,636  25.0    39,178,136   24.0    2.9     4.4    9.1
    Excess of Cost over Fair Value of                                               0.0
       Net Assets of Businesses Acquired, Net     28,893,723   17.5    27,871,114  17.3    27,104,157   16.6
    Other Intangible Assets, Net                   2,556,936    1.6     2,363,956   1.5     2,219,288    1.4
    Noncurrent Notes Receivable                            0    0.0             0   0.0             0    0.0
    Noncurrent Related Party Note Receivable         705,493    0.4       705,493   0.4       705,493    0.4
    Deferred Income Taxes                                  0    0.0             0   0.0             0    0.0
    Deferred Loan Origination Fees, Net            3,714,748    2.3     2,619,157   1.6     2,225,287    1.4
    Investment in Affiliates                               0    0.0             0   0.0             0    0.0
    Investment in Restricted Equity Securities             0    0.0             0   0.0             0    0.0
    Other                                                  0    0.0             0   0.0       458,791    0.3
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
Total Other Assets                                77,635,536   47.1    73,846,356  45.8    71,891,152   44.1

TOTAL ASSETS                                   $ 164,726,663  100.0 $ 161,185,719 100.0 $ 163,100,680  100.0  100.0   100.0  100.0
                                               =============  ===== ============= ===== =============  =====  =====   =====  =====


LIABILITIES & EQUITY
   Notes Payable                               $           0    0.0 $           0   0.0 $           0    0.0   10.9     9.9    2.9
   Current Installments of Long-Term Debt            314,433    0.2        67,631   0.0        48,551    0.0    3.0     3.6    3.7
   Trade Accounts Payable                          5,493,168    3.3     4,937,996   3.1     3,650,635    2.2   11.4    15.9   10.1
   Income Taxes Payable                                    0    0.0             0   0.0             0    0.0    0.3     0.3
   Accrued Salaries and Wages                      2,427,691    1.5     4,246,004   2.6     5,111,067    3.1
   Accrued Insurance                                 154,947    0.1        94,582   0.1        10,698    0.0
   Accrued Marketing and Advertising               1,903,241    1.2     2,859,771   1.8     1,321,536    0.8
   Taxes, Other than Income                          563,879    0.3       590,487   0.4       475,526    0.3
   Accrued Interest                                3,213,929    2.0     3,153,280   2.0     6,181,250    3.8
   Gift Certificates Outstanding                           0    0.0             0   0.0             0    0.0
   Other                                             831,681    0.5       339,601   0.2     1,807,336    1.1
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
Total Current Liabilities                         14,902,969    9.0    16,289,352  10.1    18,606,599   11.4   35.6    38.1   24.9

LONG-TERM LIABILITIES
   Deferred Franchise Fees                                 0    0.0             0   0.0             0    0.0
   Deferred Income Taxes                           1,487,134    0.9     1,483,306   0.9     1,571,087    1.0    0.5     0.4    1.6
   Other Long-Term Liabilities                     1,638,466    1.0     1,347,231   0.8     1,113,578    0.7
   Long Term Debt, Noncurrent                    115,164,922   69.9   115,097,291  71.4   115,066,838   70.5   15.9    19.1   23.3
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
Total Long-Term Liabilities                      118,290,522   71.8   117,927,828  73.2   117,751,503   72.2

TOTAL LIABILITIES                                133,193,491   80.9   134,217,180  83.3   136,358,102   83.6

SHAREHOLDERS' EQUITY
    Common Stock                                   5,781,000    3.5     5,781,480   3.6     5,781,480    3.5
    Additional Paid in Capital                    23,315,881   14.2    23,317,053  14.5    23,317,053   14.3
    Accumulated Other Comprehensive Income                 0    0.0             0   0.0             0    0.0
    Receivable from Shareholder                   (5,000,000)  -3.0    (5,000,000  -3.1    (5,000,000)  -3.1
    Retained Earnings                              7,436,291    4.5     2,870,006   1.8     2,644,045    1.6
                                               -------------  ----- ------------- ----- -------------  -----  -----   -----  -----
TOTAL SHAREHOLDER'S EQUITY                        31,533,172   19.1    26,968,539  16.7    26,742,578   16.4   43.1    37.5   43.3

TOTAL LIABILITIES & EQUITY                     $ 164,726,663  100.0 $ 161,185,719 100.0 $ 163,100,680  100.0  100.0   100.0  100.0
                                               =============  ===== ============= ===== =============  =====  =====   =====  =====



Debt Free Working Capital, as adjusted         $  36,991,724   22.5 $  37,549,733  23.3 $  38,412,559   23.6
Working Capital, as reported                   $  36,403,339   22.1 $  36,142,259  22.4 $  36,782,854   22.6   17.6    11.0    8.2
Sales/Working Capital, as reported                       5.1                  5.8                 6.3          28.7    38.2   29.3
Current Ratio                                           3.44                 3.22                2.98           1.4     1.2    1.2
Long-Term Debt/Equity                                   3.65                 4.27                4.30           1.2     1.5    1.7
Total Liabilities/Equity                                4.22                 4.98                5.10

-----------------------

(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over,

(**)     Preliminary results provided by management were used.

--------------------------------------------------------------------------------
                                   SCHEDULE 3
                               PIERRE FOODS, INC.
                   COMPARATIVE, COMBINED INCOME STATEMENT DATA
--------------------------------------------------------------------------------


Fiscal Year Ended:                                           2/23/1996     %      2/28/1997     %      2/27/1998     %
                                                           ------------  -----  ------------  -----   -----------  -----
REVENUES:
Restaurant Operations                                        62,667,763   55.2    70,866,150   54.7             0    0.0
Food Processing  (a)                                         50,868,707   44.8    48,181,625   37.2    56,387,112   85.1
Ham Curing  (a)                                                       0    0.0    10,433,868    8.1     9,858,233   14.9
Restaurant Franchising  (b)                                           0    0.0             0    0.0             0    0.0
                                                           ------------  -----  ------------  -----   -----------  -----
                                                           $113,536,470  100.0  $129,481,643  100.0   $66,245,345  100.0

Cost of Goods Sold                                           69,647,206   61.3    78,999,482   61.0    59,153,475   89.3
                                                           ------------  -----  ------------  -----   -----------  -----
GROSS PROFIT                                                 43,889,264   38.7    50,482,161   39.0     7,091,870   10.7

Operating Expenses                                           26,560,293   23.4    31,057,850   24.0             0    0.0
Selling, General and Administrative                          10,587,620    9.3    10,414,329    8.0     9,716,431   14.7
Loss on Sale of Mom 'n' Pop; Country Ham LLC                          0    0.0             0    0.0             0    0.0
Depreciation and Amortization                                 3,476,152    3.1     3,600,317    2.8     1,614,823    2.4
                                                           ------------  -----  ------------  -----   -----------  -----
TOTAL OPERATING EXPENSES                                     40,624,06    35.8    45,072,496   34.8    11,331,254   17.1

OPERATING INCOME (LOSS)                                       3,265,199    2.9     5,409,665    4.2    (4,239,384)  -6.4

OTHER INCOME (EXPENSES):
Other Income                                                    736,855    0.6     1,018,745    0.8       204,045    0.3
Net Gain (Loss) on Dispositions of Assets                       105,367    0.1       345,930    0.3             0    0.0
Equity in Earnings (Loss) of Affiliates                        (385,366)  -0.3             0    0.0             0    0.0
Interest Expense                                             (2,162,547)  -1.9    (1,867,948)  -1.4    (1,762,363)  -2.7
Other Expense                                                  (688,580)  -0.6      (871,388)  -0.7             0    0.0
                                                           ------------  -----  ------------  -----   -----------  -----
TOTAL OTHER INCOME (EXPENSE)                                 (2,394,271)  -2.1    (1,374,661)  -1.1    (1,558,318)  -2.4

EARNINGS (LOSS) BEFORE INCOME TAXES                             870,928    0.8     4,035,004    3.1    (5,797,702)  -8.8
Provision for Income Taxes (Benefit)
  Current                                                        (5,967)   0.0     1,285,460    1.0       194,771    0.3
  Deferred                                                   (1,133,463)  -1.0       724,539    0.6    (2,121,464)  -3.2
                                                           ------------  -----  ------------  -----   -----------  -----
Total Provision for Income Taxes (Benefit)                   (1,139,430)  -1.0     2,009,999    1.6    (1,926,693)  -2.9
                                                           ------------  -----  ------------  -----   -----------  -----
NET INCOME (LOSS)                                            $2,010,358    1.8    $2,025,005    1.6   $(3,871,009)  -5.8
                                                           ============  =====  ============  =====   ===========  ======

Distributions                                                   334,908              795,501                  N/A

EBIT                                                          3,265,199    2.9     5,409,665    4.2    (4,239,384)   -6.4
EBITDA                                                        6,741,351    5.9     9,009,982    7.0     1,103,813     1.7

Adjustments
Other Non-Cash Adjustments to Earnings                          152,598              228,199              (80,884)
Tax Benefit of Stock Options                                          0                    0            3,100,421
Non-Recurring Acquisition Costs (Sagebrush, Inc.)                     0                    0            1,900,000
Loss on Sale of Mom 'n' Pop's Country Ham, LLC                        0                    0                    0
Bonus Agreement  (Harris)                                             0                    0                    0
Consulting and Non-Compete Agreement (Howard)                         0                    0                    0
Consulting and Non-Compete Agreement (Connor)                         0                    0                    0
Consulting and Non-Compete Agreement (Miller)                         0                    0                    0
One-Time Financing Charges                                            0                    0                    0
Excess Compensation                                                   0                    0                    0
                                                           ------------         ------------          -----------
Total Adjustments                                               152,598              228,199            4,919,537

ADJUSTED EBIT                                                 3,417,797    3.0     5,637,864    4.4       680,153     1.0
ADJUSTED EBITDA                                               6,893,949    6.1     9,238,181    7.1     6,023,350     9.1


Pretax Return on Assets (ROA)                                       2.1%                 6.8%                -8.1%
Pretax Return on Equity (ROE)                                       5.3%                12.9%               -14.8%
Pretax Return on Invested Capital (ROI)                             2.5%                 8.1%                -9.6%
Debt-Free Working Capital (% sales)                                 0.9%                 1.6%                -0.8%

Interest Expense                                              2,162,547    1.9     1,867,948    1.4     1,762,363     2.7
Depreciation & Amortization Expense                           3,476,152    3.1     3,600,317    2.8     5,343,197     8.1
Depreciation on Properties Leased to Others                     282,104    0.2       293,894    0.2             0     0.0

Capital Expenditures to Related Parties                         612,578    0.5       563,294    0.4     1,752,565     2.6
Capital Expenditures - Other                                  3,357,550    3.0     9,138,245    7.1    10,839,058    16.4
                                                           ------------  -----  ------------  -----   -----------   -----
Total Capital Expenditures                                    3,970,128    3.5     9,701,539    7.5    12,591,623    19.0
                                                           ============  =====  ============  =====   ===========   =====

OFFICERS' COMPENSATION  (2):
  JAMES C. RICHARDSON, JR.                                                                                     $0
     Salary                                                                                                     0
     Bonus                                                                                                      0
     Other                                                                                                      0
  DAVID R. CLARK                                                                                         $152,064
     Salary                                                                                                     0
     Bonus                                                                                                152,064
     Other                                                                                                      0
  NORBERT E. WOODHAMS                                                                                          $0
     Salary                                                                                                     0
     Bonus                                                                                                      0
     Other                                                                                                      0
  L. DENT MILLER                                                                                               $0
     Salary                                                                                                     0
     Bonus                                                                                                      0
     Other                                                                                                      0
  JAMES E. HARRIS                                                                                              $0
     Salary                                                                                                     0
     Bonus                                                                                                      0
     Other                                                                                                      0
  PAMELA M. WITTERS                                                                                            $0
     Salary                                                                                                     0
     Bonus                                                                                                      0
     Other                                                                                                      0
          TOTAL                                                                                          $152,064
                                                                                                      ===========

Fiscal Year Ended:                                           3/6/1999      %      3/4/2000      %      3/3/2001      %
                                                           ------------  -----  ------------  -----  ------------  -----
REVENUES:
Restaurant Operations                                                 0    0.0             0    0.0             0    0.0
Food Processing  (a)                                        149,778,206   95.5   183,502,144   98.9   211,040,483  100.0
Ham Curing  (a)                                               7,063,625    4.5     2,096,052    1.1             0    0.0
Restaurant Franchising  (b)                                           0    0.0             0    0.0             0    0.0
                                                           ------------  -----  ------------  -----  ------------  -----
                                                           $156,841,831  100.0  $185,598,196  100.0  $211,040,483  100.0
Cost of Goods Sold                                          101,413,313   64.7   116,024,983   62.5   133,905,113   63.4
                                                           ------------  -----  ------------  -----  ------------  -----
GROSS PROFIT                                                 55,428,518   35.3    69,573,213   37.5    77,135,370   36.6

Operating Expenses                                                    0    0.0             0    0.0             0    0.0
Selling, General and Administrative                          41,006,810   26.1    65,297,277   35.2    63,842,125   30.3
Loss on Sale of Mom 'n' Pop; Country Ham LLC                          0    0.0     2,857,160    1.5             0    0.0
Depreciation and Amortization                                 4,901,356    3.1     5,661,893    3.1     6,237,994    3.0
                                                           ------------  -----  ------------  -----  ------------  -----
TOTAL OPERATING EXPENSES                                     45,908,166   29.3    73,816,330   39.8    70,080,119   33.2

OPERATING INCOME (LOSS)                                       9,520,352    6.1    (4,243,117)  -2.3     7,055,251    3.3

OTHER INCOME (EXPENSES):
Other Income                                                    409,095    0.3       168,959    0.1       281,600    0.1
Net Gain (Loss) on Dispositions of Assets                             0    0.0             0    0.0       (27,695)   0.0
Equity in Earnings (Loss) of Affiliates                               0    0.0             0    0.0             0    0.0
Interest Expense                                            (12,332,248)  -7.9   (14,985,577)  -8.1   (13,334,022)  -6.3
Other Expense                                                         0    0.0             0    0.0             0    0.0
                                                           ------------  -----  ------------  -----  ------------  -----
TOTAL OTHER INCOME (EXPENSE)                                (11,923,153)  -7.6   (14,816,618)  -8.0   (13,080,117)  -6.2

EARNINGS (LOSS) BEFORE INCOME TAXES                          (2,402,801)  -1.5   (19,059,735) -10.3    (6,024,866)  -2.9
Provision for Income Taxes (Benefit)
  Current                                                       700,847    0.4    (5,286,124)  -2.8    (1,684,950)  -0.8
  Deferred                                                   (1,313,732)  -0.8       460,956    0.2             0    0.0
                                                           ------------  -----  ------------  -----  ------------  -----
Total Provision for Income Taxes (Benefit)                     (612,885)  -0.4    (4,825,168)  -2.6    (1,684,950)  -0.8
                                                           ------------  -----  ------------  -----  ------------  -----
NET INCOME (LOSS)                                           $(1,789,916)  -1.1  $(14,234,567)  -7.7   $(4,339,916)  -2.1
                                                           ============  =====  ============  =====  ============  =====

Distributions                                                       N/A                  N/A                  N/A

EBIT                                                          9,520,352    6.1    (1,385,957)  -0.7     7,055,251    3.3
EBITDA                                                       18,604,504   11.9     7,713,013    4.2    13,293,245    6.3

Adjustments
Other Non-Cash Adjustments to Earnings                         (126,278)             705,039              585,382
Tax Benefit of Stock Options                                          0                    0                    0
Non-Recurring Acquisition Costs (Sagebrush, Inc.)                     0                    0                    0
Loss on Sale of Mom 'n' Pop's Country Ham, LLC                        0            2,857,160                    0
Bonus Agreement  (Harris)                                             0            1,059,701                    0
Consulting and Non-Compete Agreement (Howard)                         0            1,389,503                    0
Consulting and Non-Compete Agreement (Connor)                         0              831,000                    0
Consulting and Non-Compete Agreement (Miller)                         0              807,000                    0
One-Time Financing Charges                                            0                    0              600,000
Excess Compensation                                                   0                    0                    0
                                                           ------------         ------------         ------------
Total Adjustments                                              (126,278)           7,649,403            1,185,382

ADJUSTED EBIT                                                 9,394,074    6.0     6,263,446    3.4     8,240,633    3.9
ADJUSTED EBITDA                                              18,478,226   11.8    15,362,416    8.3    14,478,627    6.9


Pretax Return on Assets (ROA)                                      -1.1%               -11.6%                -3.7%
Pretax Return on Equity (ROE)                                      -5.8%               -60.4%               -22.3%
Pretax Return on Invested Capital (ROI)                            -1.3%               -12.7%                -4.1%
Debt-Free Working Capital (% sales)                                17.3%                19.6%                17.1%

Interest Expense                                             12,332,248    7.9    14,985,577    8.1    13,334,022    6.3
Depreciation & Amortization Expense                           9,084,152    5.8     9,098,970    4.9     6,237,994    3.0
Depreciation on Properties Leased to Others                           0    0.0             0    0.0             0    0.0

Capital Expenditures to Related Parties                       2,148,910    1.4       316,233    0.2             0    0.0
Capital Expenditures - Other                                 13,315,626    8.5     5,171,445    2.8     2,695,032    1.3
                                                           ------------  -----  ------------  -----  ------------  -----
Total Capital Expenditures                                   15,464,536    9.9     5,487,678    3.0     2,695,032    1.3
                                                           ============  =====  ============  =====  ============  =====

OFFICERS' COMPENSATION  (2):
  JAMES C. RICHARDSON, JR.                                           $0           $1,941,270
     Salary                                                           0                    0
     Bonus                                                            0            1,145,748
     Other                                                            0              795,522
  DAVID R. CLARK                                               $528,200           $2,410,691
     Salary                                                     150,000              350,000
     Bonus                                                      375,000            1,261,969
     Other                                                        3,200              798,722
  NORBERT E. WOODHAMS                                          $254,193             $812,929
     Salary                                                     189,493              275,622
     Bonus                                                       62,500              355,007
     Other                                                        2,200              182,300
  L. DENT MILLER                                               $225,000           $1,802,003
     Salary                                                     225,000              121,154
     Bonus                                                            0            1,176,648
     Other                                                            0              504,201
  JAMES E. HARRIS                                              $166,372           $1,386,475
     Salary                                                     166,372              161,538
     Bonus                                                            0              726,640
     Other                                                            0              498,297
  PAMELA M. WITTERS                                             $18,750             $178,636
     Salary                                                      18,750              104,438
     Bonus                                                            0               73,546
     Other                                                            0                  652
          TOTAL                                              $1,192,515           $8,532,004
                                                             ==========           ==========


                                                               (**)
                                                            Last 12 Mos.            RMA (1)   RMA (1)      RMA (1)
                                                              Ended                SIC #2011  SIC #2013   SIC #2051
Fiscal Year Ended:                                            12/2/2001     %        %           %            %
                                                            ------------  -----    ---------  ---------   ---------
REVENUES:
Restaurant Operations                                                  0    0.0
Food Processing  (a)                                         232,162,968  100.0
Ham Curing  (a)                                                        0    0.0
Restaurant Franchising  (b)                                            0    0.0
                                                            ------------  -----
                                                            $232,162,968  100.0      100        100      100.0
Cost of Goods Sold                                           151,668,132   65.3
                                                            ------------  -----
GROSS PROFIT                                                  80,494,836   34.7     14.1         21       38.2

Operating Expenses                                                     0    0.0
Selling, General and Administrative                           62,276,211   26.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC                                0.0
Depreciation and Amortization                                  6,234,273    2.7
                                                            ------------  -----
TOTAL OPERATING EXPENSES                                      68,510,484   29.5     11.3         17       32.8

OPERATING INCOME (LOSS)                                       11,984,352    5.2      2.8          4        5.4

OTHER INCOME (EXPENSES):
Other Income                                                                0.0
Net Gain (Loss) on Dispositions of Assets                        (48,707)   0.0
Equity in Earnings (Loss) of Affiliates                                0    0.0
                                                            ------------  -----
Interest Expense                                             (12,974,923)  -5.6
Other Expense                                                          0    0.0

TOTAL OTHER INCOME (EXPENSE)                                 (13,023,630)  -5.6      0.7        0.8        1.1

EARNINGS (LOSS) BEFORE INCOME TAXES                           (1,039,278)  -0.4      2.1        3.2        4.3
Provision for Income Taxes (Benefit)
  Current                                                        431,639    0.2
  Deferred                                                             0    0.0
                                                            ------------  -----
Total Provision for Income Taxes (Benefit)                       431,639    0.2
                                                            ------------  -----
NET INCOME (LOSS)                                            $(1,470,917)  -0.6
                                                            ============  =====


Distributions                                                        N/A

EBIT                                                          11,984,352    5.2
EBITDA                                                        18,218,625    7.8

Adjustments
Other Non-Cash Adjustments to Earnings
Tax Benefit of Stock Options                                           0
Non-Recurring Acquisition Costs (Sagebrush, Inc.)                      0
Loss on Sale of Mom 'n' Pop's Country Ham, LLC                         0
Bonus Agreement  (Harris)                                              0
Consulting and Non-Compete Agreement (Howard)                          0
Consulting and Non-Compete Agreement (Connor)                          0
Consulting and Non-Compete Agreement (Miller)                          0
One-Time Financing Charges
Excess Compensation                                                    0
                                                              ----------
Total Adjustments                                                      0

ADJUSTED EBIT                                                 11,984,352    5.2
ADJUSTED EBITDA                                               18,218,625    7.8


Pretax Return on Assets (ROA)                                       -0.6%
Pretax Return on Equity (ROE)                                       -3.9%
Pretax Return on Invested Capital (ROI)                             -0.7%
Debt-Free Working Capital (% sales)                                 15.8%

Interest Expense                                              12,974,923    5.6
Depreciation & Amortization Expense                            6,234,273    2.7
Depreciation on Properties Leased to Others                            0    0.0

Capital Expenditures to Related Parties                                0    0.0
Capital Expenditures - Other                                   2,695,032    1.2
                                                              ----------  -----
Total Capital Expenditures                                     2,695,032    1.2

OFFICERS' COMPENSATION  (2):
  JAMES C. RICHARDSON, JR.
     Salary
     Bonus
     Other
  DAVID R. CLARK
     Salary
     Bonus
     Other
  NORBERT E. WOODHAMS
     Salary
     Bonus
     Other
  L. DENT MILLER
     Salary
     Bonus
     Other
  JAMES E. HARRIS
     Salary
     Bonus
     Other
  PAMELA M. WITTERS
     Salary
     Bonus
     Other
          TOTAL


(1) Robert Morris Associates Annual Statement Studies, 2000-2001, Median Data for SIC #2011 "Meat Packing Plants", SIC #2013 "Sausages & Other Prepared Meats Products" and SIC #2051 "Bread & Other Bakery Products, Except Cookies & Crackers" with sales of $25MM and over,

(2)      Based on information taken from Pierre Foods Amended 10K filed June 29,
         2000.

(a) Intersegment sales are recorded based on prevailing prices and relate solely to the food processing segment.

(b)      Restaurant Franchising is included in Restaurant Operations.

(**)     Preliminary results provided by management were used.

                                   SCHEDULE 4
                               PIERRE FOODS, INC.
                            FINANCIAL RATIO ANALYSIS

                                                                                                                       AS OF
                                             2/23/1996     2/28/1997   2/27/1998       3/6/1999        3/4/2000       3/3/2001
                                             ---------     ---------   ---------       --------        --------       --------

BALANCE SHEET
   Total Assets ($000's)                     $ 41,634       $ 59,571    $ 71,656        $216,989       $164,727       $163,101
   Total Assets (%)                             100.0          100.0       100.0           100.0          100.0          100.0
   Account Receivable                             8.0            5.8         7.0             8.4           10.4           12.0
   Current Assets                                29.7           27.7        25.5            25.2           31.1           34.0
   Net Fixed Assets                              60.7           62.1        62.8            34.6           21.7           22.0
   Accounts Payable                               6.7            7.7         9.2             5.2            3.3            2.2
   Total Short-Term Debt                         14.5            9.7        10.2             0.3            0.2            0.0
   Long-Term Debt                                31.0           20.9        19.0            67.4           69.9           70.5
   Total Liabilities                             60.5           47.4        45.3            81.0           80.9           83.6
   Total Stockholders' Equity                    39.5           52.6        54.7            19.0           19.1           16.4
   Debt-free Working Capital, as adjusted        12.3            4.7         3.8            13.5           22.5           23.6
   Debt-free Working Capital, as reported         2.4            3.5        -0.7            12.5           22.1           22.6

INCOME STATEMENT
   Net Sales ($000's)                        $113,536       $129,482    $ 66,245        $156,842       $185,598       $232,163
   Net Sales (%)                                100.0          100.0       100.0           100.0          100.0          100.0
   Gross Profit                                  38.7           39.0        10.7            35.3           37.5           34.7
   Operating Profit                               2.9            4.2        -6.4             6.1           -2.3            5.2
   Pretax Profit                                  0.8            3.1        -8.8            -1.5          -10.3           -0.4
   Net Profits                                    1.8            1.6        -5.8            -1.1           -7.7           -0.6
   Adjusted EBITDA                                6.1            7.1         9.1            11.8            8.3            7.8
   Adjusted EBIT                                  3.0            4.4         1.0             6.0            3.4            5.2
   Depreciation Expense                           3.3            3.0         8.1             5.8            4.9            2.7
   Interest Expense                               1.9            1.4         2.7             7.9            8.1            5.6
   Capital Expenditures                           3.5            7.5        19.0             9.9            3.0            1.2

LIQUIDITY
   Current Ratio                                 1.09           1.15        0.97            1.98           3.44           2.98
   Quick Ratio                                   0.51           0.62        0.50            0.75           1.37           1.30

LEVERAGE
   Long-term Debt/Equity                         0.78           0.40        0.35            3.55           3.65           4.30
   Total Liabilities/Equity                      1.53           0.90        0.83            4.27           4.22           5.10
   Total Debt/Total Capitalization               0.54           0.37        0.35            0.79           0.79           0.82

OPERATING EFFICIENCY
   Sales/Total Assets                             2.7            2.2         0.9             0.7            1.1            1.4
   Sales/Net Fixed Assets                         4.5            3.5         1.5             2.1            5.2            6.5
   Sales/Debt-free Working Capital              115.3           61.2      -133.2             5.8            5.1            6.3
      % of Sales                                  0.9%           1.6%       -0.8%           17.3%          19.6%          15.8%
   Sales/Receivables                             34.0           37.5        13.2             8.6           10.8           11.8
      Receivable Turnover (Days)                 10.7            9.7        27.7            42.4           33.7           30.9
   COGS/Inventory                                12.5           11.8         8.0             3.3            4.6            5.7
      Inventory Turnover (Days)                  29.1           31.0        45.4           109.5           78.7           63.5
   COGS/Accounts Payable                         24.8           17.3         9.0             9.0           21.1           41.5
      Payable Turnover (Days)                    14.7           21.1        40.8            40.5           17.3            8.8

PROFITABILITY
   Return on Assets                               4.8%           3.4%       -5.4%           -0.8%          -8.6%          -0.9%
   Return on Equity                              12.2%           6.5%       -9.9%           -4.3%         -45.1%          -5.5%
   Return on Invested Capital                     5.7%           4.1%       -6.4%           -0.9%          -9.5%          -1.0%

GROWTH RATES
   Net Sales                                                    14.0%      -48.8%          136.8%          18.3%          25.1%
   Net Income                                                    0.7%     -291.2%          -53.8%         695.3%         -89.7%
   Adjusted EBITDA                                              34.0%      -34.8%          206.8%         -16.9%          18.6%
   Adjusted EBIT                                                65.0%      -87.9%         1281.2%         -33.3%          91.3%
   Stockholders' Equity                                         90.6%       25.1%            4.9%         -23.4%         -15.2%

                                                   (**)
                                                  5-YEAR
                                                  AVERAGE
                                                 --------
BALANCE SHEET
   Total Assets ($000's)                         $135,209
   Total Assets (%)                                 100.0
   Account Receivable                                 8.7
   Current Assets                                    28.7
   Net Fixed Assets                                  40.6
   Accounts Payable                                   5.5
   Total Short-Term Debt                              4.1
   Long-Term Debt                                    49.5
   Total Liabilities                                 67.6
   Total Stockholders' Equity                        32.4
   Debt-free Working Capital, as adjusted            13.6
   Debt-free Working Capital, as reported            12.0

INCOME STATEMENT
   Net Sales ($000's)                            $154,066
   Net Sales (%)                                    100.0
   Gross Profit                                      31.4
   Operating Profit                                   1.3
   Pretax Profit                                     -3.6
   Net Profits                                       -2.7
   Adjusted EBITDA                                    8.8
   Adjusted EBIT                                      4.0
   Depreciation Expense                               4.9
   Interest Expense                                   5.1
   Capital Expenditures                               8.1

LIQUIDITY
   Current Ratio                                     2.10
   Quick Ratio                                       0.91

LEVERAGE
   Long-term Debt/Equity                             2.45
   Total Liabilities/Equity                          3.06
   Total Debt/Total Capitalization                   0.62

OPERATING EFFICIENCY
   Sales/Total Assets                                 1.3
   Sales/Net Fixed Assets                             3.7
   Sales/Debt-free Working Capital                  -11.0
      % of Sales                                     -9.1%
   Sales/Receivables                                 16.4
      Receivable Turnover (Days)                     22.3
   COGS/Inventory                                     6.7
      Inventory Turnover (Days)                      54.4
   COGS/Accounts Payable                             19.6
      Payable Turnover (Days)                        18.6

PROFITABILITY
   Return on Assets                                  -2.5%
   Return on Equity                                 -11.7%
   Return on Invested Capital                        -2.7%

GROWTH RATES
   Net Sales                                         15.7%
   Net Income                                          NMF
   Adjusted EBITDA                                   18.5%
   Adjusted EBIT                                     20.7%
   Stockholders' Equity                              -3.9%


(*)  Preliminary results provided by management were used.

(**) Except growth rates which are 5-year compound annual growth rates.

                                   SCHEDULE 5
                               PIERRE FOODS, INC.
                       COMPARED TO PUBLICLY HELD COMPANIES


COMPANY NAME:                               PIERRE                         BRIDGFORD           HORMEL                 RYMER
                                          FOODS, INC.                     FOODS CORP.        FOODS CORP.            FOODS INC.
TICKET SYMBOL:                               FOOD                            BRID                HRL                   RFDS

LAST TWELVE MONTHS:                         DEC-01                           AUG-01            JUL-01                 JUL-01
LAST FISCAL YEAR:                           MAR-01          MEDIAN           NOV-00            OCT-00                 OCT-00
------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET
  Total Assets ($000's)                    $163,101        $ 79,021         $ 79,021         $2,121,597              $ 8,137
  Total Assets (%)                            100.0           100.0            100.0              102.0                103.0
  Cash & Equivalents                            2.8             7.1             19.1                7.1                  0.0
  Accounts Receivable                          12.0            15.4             15.4               14.4                 34.8
  Total Current Assets                         34.0            61.3             61.3               38.2                 84.5
  Net Fixed Assets                             22.0            24.2             24.2               32.0                 15.5
  Accounts Payable                              2.2             7.0              4.6                7.0                 28.4
  Current Portion Long-Term Debt                3.8             1.8              0.0                1.8                 44.7
  Total Current Liabilities                    11.4            18.9             11.5               18.9                 85.3
  Long-Term Debt                               70.5             0.0              0.0               23.0                  0.0
  Total Liabilities                            83.6            55.3             26.9               55.3                 86.6
  Net Worth                                    16.4            44.7             73.1               44.7                 13.4
  Debt-free Working Capital                    23.6            30.7             30.7               14.1                 43.9

INCOME STATEMENT
  Revenue ($000's)                         $232,163        $160,341         $160,341         $4,011,571              $37,547
  Revenue (%)                                 100.0           100.0            100.0              102.0                103.0
  Gross Income                                 34.7            27.0             38.7               27.0                  6.9
  Adjusted Operating Income                     5.2             7.0              7.0                7.0                 -3.4
  Net Income                                   -0.6             4.4              4.4                4.4                 -2.7
     FYE-1                                     -6.7             2.4              7.2                2.4                  0.1
     FYE-2                                     -1.0             1.1              6.5                1.1                 -3.9
  Adjusted EBITDA                               7.8             8.6              9.7                8.6                 -2.1
     FYE-1                                      6.9             5.3             13.6                5.3                  2.2
     FYE-2                                      8.3             3.3             12.6                3.3                 -4.5
  Depreciation Expense                          2.7             1.6              2.6                1.6                  1.3
  Non-Operating Income/(Expense)               -5.6            -0.2              0.0               -0.2                 -1.2

===============================================================================
                                   SCHEDULE 6
                               PIERRE FOODS, INC.
                          COMPARATIVE FINANCIAL RATIOS
===============================================================================

COMPANY NAME:                                 PIERRE                 BRIDGFORD       HORMEL           RYMER
                                            FOODS, INC.             FOODS CORP.     FOODS CORP.     FOODS INC.
TICKER SYMBOL:                                 FOOD                    BRID            HRL             RFDS

LATEST TWELVE MONTHS:                         DEC-01                  AUG-01          JUL-01          JUL-01
LAST FISCAL YEAR:                             MAR-01     MEDIAN       NOV-00          OCT-00          OCT-00
--------------------------------------------------------------------------------------------------------------
LIQUIDITY
Current Ratio                                  2.98         2.02         5.33            2.02           0.99
Quick Ratio                                    1.30         1.14         3.00            1.14           0.41

LEVERAGE
LT Debt/Equity                                 4.30         0.00         0.00            0.51           0.00
Total Liabilities/Equity                       5.10         1.24         0.37            1.24           6.46
Total Debt/Total Capitalization               81.94%       35.71%        0.00%          35.71%         76.94%
Total Debt/Total Market Capitalization      2166.01%       13.42%        0.00%          13.42%         80.21%

EFFICIENCY
Revenue/Total Assets                           1.42         2.03         2.03            1.89           4.61
Revenue/Receivables                           11.81        13.19        13.19           13.13          13.27
  Receivable Turnover (Days)                  30.90        27.68        27.68           27.80          27.51
Revenue/Debt-Free Working Capital              6.04        10.51         6.61           13.44          10.51
  % of Sales                                  16.55%        9.52%       15.12%           7.44%          9.52%
COGS/Inventory                                 5.75         8.85         5.63            8.85           9.19
  Inventory Turnover (Days)                   63.50        41.23        64.85           41.23          39.73
COGS/Payables                                 41.55        19.63        26.79           19.63          15.11
  Payable Turnover (Days)                      8.79        18.59        13.62           18.59          24.16

PROFITABILITY
Return-on-Assets                              -0.90%        8.31%        8.86%           8.31%        -12.64%
Return-on-Equity                              -5.50%       12.12%       12.12%          18.59%        -94.26%
Return-on-Invested Capital                    -0.99%       11.95%       12.12%          11.95%        -21.74%
Return-on-Market Value Equity                -20.47%        4.97%        5.11%           4.97%       -114.51%
Return-on-Market Value Invested Cap.          -1.19%        4.49%        5.74%           4.49%        -22.66%

REVENUE GROWTH
   Latest Twelve Months                       10.01        15.53        15.53           19.47          -3.51
   Latest Fiscal Year                         13.71         2.97         2.94            2.97          28.84
   Three-year CAGR                            11.84        10.91         9.06           10.91          11.50

NET INCOME GROWTH
   Latest Twelve Months                      -89.67       -30.15       -30.15          119.62       -4055.38
   Latest Fiscal Year                        695.26        14.97        14.97          132.65        -102.21
   Three-year CAGR                            -9.35        -6.41       -10.38          126.04          -6.41

EBITDA Growth

   Latest Twelve Months                       25.83       -17.56       -17.56           95.32        -194.05
   Latest Fiscal Year                         -5.75        11.15        11.15           64.57        -162.16
   Three-year CAGR                             8.90        -4.28        -4.28           79.28         -23.54

Equity Growth
   Latest Twelve Months                      -15.19        -0.65        -0.65           12.70         -62.85
   Latest Fiscal Year                        -23.37         3.42        14.34            3.42           1.52
   Three-year CAGR                           -19.39         6.59         6.59            7.96         -38.59

                                   SCHEDULE 7
                               PIERRE FOODS, INC.
                         COMPARATIVE VALUATION MULTIPLES


Company Name:                                          Pierre                        Bridgford         Hormel           Rymer
                                                     Foods, Inc.                    Foods Corp.       Foods Corp.     Foods Inc.
Ticker Symbol:                                          FOOD                           BRID              HRL            RFDS

Latest Twelve Months:                                 Dec-01                           Aug-01           Jul-01         Jul-01
Last Fiscal Year:                                     Mar-01           Median          Nov-00           Oct-00         Oct-00
-------------------------------------------------------------------------------------------------------------------------------
MARKET DATA
   Market Price (a)                                   $   1.24              --        $  13.05        $    25.54        $ 0.21
   Shares Outstanding (000s)                             5,780              --          10,500           138,900         4,300
   Market Value--Common Equity                        $  7,186        $136,996        $136,996        $3,546,812        $  898
   Less:  Market Value of Investments                    4,600              --          15,086           149,751             0
   Adjusted Market Value - Common Equity              $  2,585         121,910        $121,910        $3,397,061        $  898
   Preferred Stock                                           0              --               0                 0             0
   Adjusted Market Value--Stockholders' Equity        $  2,585        $121,910        $121,910        $3,397,061        $  898
   Total Interest-Bearing Debt                         121,297           3,640               0           526,499         3,640
   Market Value--Invested Capital                     $123,882        $121,910        $121,910        $3,923,560        $4,538
   Beta                                                   1.21            0.15            0.03              0.26           N/A

PRICE MULTIPLES

  Invested Capital/Adjusted EBITDA

    LTM                                                    6.8             7.9             7.9              11.3          (5.7)
    FYE 1                                                  8.6             6.5             6.5              22.1           5.4
    FYE 2                                                  8.1             7.2             7.2              36.4          (3.4)
    FYE 3                                                  6.7             9.0             9.0              17.7         (11.7)
     3-Yr. Avg.                                            7.8             7.6             7.2              23.3          (1.2)

 Invested Capital/Revenue

    LTM                                                    0.5             0.8             0.8               1.0           0.1
    FYE 1                                                  0.6             0.9             0.9               1.2           0.1
    FYE 2                                                  0.7             0.9             0.9               1.2           0.2
    FYE 3                                                  0.8             1.0             1.0               1.2           0.1
     3-Yr. Avg.                                            0.6             0.9             0.8               1.1           0.1

 Price/Earnings

    LTM                                                   (4.9)           19.6            19.6              20.1          (0.9)
    FYE 1                                                 (0.5)           34.5            13.7              44.2          34.5
    FYE 2                                                 (4.0)           15.7            15.7             102.8          (0.8)
    FYE 3                                      k                          20.7            20.7              32.9          (0.5)
      3-Yr. Avg.                                          (3.1)           23.7            16.3              55.7          11.0
===============================================================================================================================

(a) 30-day average prices.

                                   SCHEDULE 8
                               PIERRE FOODS, INC.
                            GUIDELINE COMPANY METHOD


                                                                             (2)
                                                         (1)             PRELIMINARY         LESS:        PRELIMINARY
                                                  PIERRE FOODS, INC.      INVESTED         INTEREST-       AGGREGATE
                                                      FINANCIAL            CAPITAL          BEARING         EQUITY
VALUATION MULTIPLE                                    STATISTIC             VALUE            DEBT           VALUE
----------------------------------------------------------------------------------------------------------------------

LATEST TWELVE MONTHS
    Invested Cap/Adjusted EBITDA           6.3           18,219           114,597 (3)       121,297         (6,700)

    Invested Capital/Revenue               0.6          232,163           141,214           121,297         19,917

    Price/Earnings                        13.7           (1,471)          101,154 (4)       121,297        (20,143)

                                                                                                           =======
                                                                                         Concluded Value:   19,917

Next Fiscal Year
    Invested Cap/Adjusted EBITDA           6.3           19,321           121,534 (3)       121,297            237

    Invested Capital/Revenue               0.6          235,555           143,277           121,297         21,980

    Price/Earnings                        13.7              (82)          120,169 (4)       121,297         (1,128)
                                                                                                           =======
                                                                                         Concluded Value:   21,980




---------------------------------------------------------------
Concluded Fair Market Value - Minority,
  Marketable Basis:                                     $20,949

Shares Outstanding as of March 22, 2001                   5,780
                                                        -------
Indicated Equity Value Per Share:                       $  3.62
                                                        =======
---------------------------------------------------------------

(1) Income statement items are taken from Pierre Foods' Income Statement as of December 2, 2001.

(2)      Valuation Multiple x Financial Statistic

                                   SCHEDULE 9
                               PIERRE FOODS, INC.
                               MARKET TRANSACTIONS

FOOD PROCESSING ACQUISITIONS JANUARY 1, 1998 THROUGH MARCH 9, 2001

                                                                                  REVENUES OF
                                                                                    ACQUIRED       VALUE OF         TIC/
DATE          ACQUIRER                         ACQUIRED COMPANY                    (MILLIONS)        DEAL         REVENUE
-------------------------------------------------------------------------------------------------------------------------
   3/20/98   Atlantic Premium Brands, Ltd.     J.C. Potter Sausage Company              35.2          13.0           0.4
   4/14/98   International Home Foods Inc.     Grist Mill Co.                          108.2         113.6           1.1
   7/31/98   ConAgra Inc.                      GoodMark Foods Inc.                     165.3         236.4           1.4
    4/6/99   Aurora Foods Inc.                 Sea Coast Foods Inc.                     57.0          50.2           0.9
   4/12/99   Smithfield Foods Inc.             Animex SA - 66.6%                       165.6          43.0           0.3
    5/7/99   Smithfield Foods Inc.             Carrolls Foods Inc.                     347.9         337.5           1.0
   8/25/99   IBP Inc.                          Thorn Apple Valley Inc.                 465.5         116.4           0.3
  10/13/99   Sparta Foods Inc.                 Food Products Corp.                       9.3           9.8           1.1
   11/1/99   Aurora Foods Inc.                 Lender's(R)Bagels                       186.7         275.0           1.5
    1/3/00   ConAgra Inc.                      Seaboard Corp.                          480.0         374.4           0.8
    1/5/00   Smithfield Foods Inc.             Murphy Farms, Inc.                      454.0         396.0           0.9
    2/7/00   IBP Inc.                          Corporate Brand Foods America           800.0         560.0           0.7
   6/29/00   Kellogg Co.                       Kashi Co.                                25.0          33.0           1.3
   8/24/00   ConAgra Inc.                      International Home Foods Inc.          2191.6        2936.8           1.3
   1/28/01   Pilgrims Pride Corp.              WLR Foods Inc.                          832.7         274.8           0.3
-------------------------------------------------------------------------------------------------------------------------
 Total                                                                                3049.3        3244.6


Source: Mergerstat Review and Done Deals Databases for SIC #2011, 2013, 2050 and 2051.

                                                --------------------------------------------
                                                Average TIC/Revenue Ratio (Ratio)       0.87
                                                Median TIC/Revenue Ratio                0.88
                                                --------------------------------------------


                                   SCHEDULE 10
                               PIERRE FOODS, INC.
                        MARKET TRANSACTION METHOD (000's)

                                                                     PRELIMINARY        LESS:         PRELIMINARY
                                                 PIERRE FOODS, INC.    INVESTED       INTEREST-        AGGREGATE
                                                    FINANCIAL           CAPITAL        BEARING           EQUITY
VALUATION MULTIPLE                                  STATISTIC           VALUE            DEBT            VALUE
-------------------------------------------------------------------------------------------------------------------


LATEST TWELVE MONTHS

Total Invested Capital/Revenue          0.7          232,163           163,443          121,297          42,146

                                                                                                         ======
                                                                                                         42,146

PRELIMINARY STOCKHOLDERS' EQUITY VALUE:             $ 42,146
Less:
Change in Control Agreement Adjustments (1)           11,500
                                                     -------

Equity Value - Control, Marketable                  $ 30,646
Less:
Minority Discount (35%)                               10,726
                                                     -------

Equity Value - Minority, Marketable Basis           $ 19,920

Shares Outstanding as of March 22, 2001                5,780
                                                     -------
Equity Value Per Share                              $   3.45
                                                     =======
-------------------------------------------------------------------------------------------------------------------

(1) On July 6, 1999, the Company replaced certain existing Change in Control Agreements with Mr. Richardson and Mr. Clark with revised Change in Control Agreements. The revised agreements provide that, if a change of control of the Company occurs, the following benefits will be provided by the Company: three times the amount of the annual base salary of the officer; three times the amount of the cash bonus paid or payable to such person for the most recent fiscal year; and a "gross-up" payment for all excise and income tax liabilities resulting from payments under the Change in Control Agreements.

===============================================================================
                                  SCHEDULE 11
                               PIERRE FOODS, INC.
                  BASE VERSION 1 -- SLOW GROWTH, NO EXPANSION
                COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE
                     YEARS 2002 THROUGH 2007 - SCENARIO 1
===============================================================================


                                                     ACTUAL
                                             ------------------------                         PROJECTED
                                                 LTM                     ----------------------------------------------------
                                                 2001              %          2002            %           2003            %
                                             -------------      -----    -------------      -----    -------------      -----

% Growth                                              25.1%                        1.5%                        5.0%
Revenues                                     $ 232,162,968      100.0    $ 235,554,672      100.0    $ 247,332,405      100.0
Cost of Goods Sold                             151,668,132       65.3      156,074,425       66.3      164,476,050       66.5
                                             -------------      -----    -------------      -----    -------------      -----

     Gross Profit                               80,494,836       34.7       79,480,247       33.7       82,856,355       33.5

Operating Expenses:
Selling, General and Administrative             62,276,211       26.8       60,145,792       25.5       64,522,681       26.1
(Gain) Loss on Disposals                                 0        0.0           13,057        0.0                0        0.0
Depreciation and Amortization                    6,234,273        2.7        6,482,981        2.8        6,495,489        2.6
                                             -------------      -----    -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                        68,510,484       29.5       66,641,830       28.3       71,018,170       28.7

OPERATING INCOME (LOSS)                         11,984,352        5.2       12,838,417        5.5       11,838,185        4.8

Other Income (Expenses):
Other Income                                             0        0.0           93,707        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets          (48,707)       0.0                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                  0        0.0                0        0.0                0        0.0
Interest Expense                               (12,974,923)      -5.6      (13,096,761)      -5.6      (13,042,450)      -5.3
Other Expense                                            0        0.0                0        0.0                0        0.0
                                             -------------      -----    -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                   (13,023,630)      -5.6      (13,003,054)      -5.5      (13,042,450)      -5.3

Earnings (Loss) Before Income Taxes             (1,039,278)      -0.4         (164,637)      -0.1       (1,204,265)      -0.5
Provision for Income Taxes (Benefit)               431,639        0.2          (82,319)       0.0         (481,705)      -0.2
                                             -------------      -----    -------------      -----    -------------      -----

NET INCOME (LOSS)                               (1,470,917)      -0.6          (82,318)       0.0         (722,560)      -0.3
                                             =============      =====    =============      =====    =============      =====

EBIT                                            11,984,352                  12,838,417                  11,838,185
EBITDA                                          18,218,625                  19,321,398                  18,333,674

Adjustments(*):
Other Non-Cash Adjustments to Earnings                   0                     527,522                     527,160
One-Time Financing Charges                               0                   1,000,000                           0
Excess Compensation                                      0                   2,812,000                   2,824,000
                                             -------------               -------------               -------------

Total Adjustments                                        0                   4,339,522                   3,351,160

Adjusted EBIT                                   11,984,352        5.2       17,177,939        7.3       15,189,345        6.1
Adjusted EBITDA                                 18,218,625        7.8       23,660,920       10.0       21,684,834        8.8
                                             --------------------------------------------------------------------------------

Interest Expense                                12,974,923        5.6       13,096,761        5.6       13,042,450        5.3
Depreciation Expense                             6,234,273        2.7        6,482,981        2.8        6,495,489        2.6
Capital Expenditures                             2,695,032        1.2        4,107,863        1.7        9,500,000        3.8
                                             --------------------------------------------------------------------------------



                                                                    PROJECTED
                                             ----------------------------------------------------
                                                 2004             %           2005           %
                                             -------------      -----    -------------      -----

% Growth                                               3.0%                        3.0%
Revenues                                     $ 254,752,378      100.0    $ 262,394,949      100.0
Cost of Goods Sold                             170,174,588       66.8      176,067,011       67.1
                                             -------------      -----    -------------      -----

     Gross Profit                               84,577,790       33.2       86,327,938       32.9

Operating Expenses:
Selling, General and Administrative             66,713,113       26.2       68,452,112       26.1
(Gain) Loss on Disposals                                 0        0.0                0        0.0
Depreciation and Amortization                    6,773,903        2.7        6,819,196        2.6
                                             -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                        73,487,016       28.8       75,271,308       28.7

OPERATING INCOME (LOSS)                         11,090,774        4.4       11,056,630        4.2

Other Income (Expenses):
Other Income                                             0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                  0        0.0                0        0.0
Interest Expense                               (13,224,537)      -5.2      (13,266,584)      -5.1
Other Expense                                            0        0.0                0        0.0
                                             -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                   (13,224,537)      -5.2      (13,266,584)      -5.1

Earnings (Loss) Before Income Taxes             (2,133,763)      -0.8       (2,209,954)      -0.8
Provision for Income Taxes (Benefit)              (853,505)      -0.3         (883,982)      -0.3
                                             -------------      -----    -------------      -----

NET INCOME (LOSS)                               (1,280,258)      -0.5       (1,325,972)      -0.5
                                             =============      =====    =============      =====

EBIT                                            11,090,774                  11,056,630
EBITDA                                          17,864,677                  17,875,826

Adjustments(*):
Other Non-Cash Adjustments to Earnings             500,035                     473,084
One-Time Financing Charges                               0                           0
Excess Compensation                              2,824,000                   2,824,000
                                             -------------               -------------

Total Adjustments                                3,324,035                   3,297,084

Adjusted EBIT                                   14,414,809        5.7       14,353,714        5.5
Adjusted EBITDA                                 21,188,712        8.3       21,172,910        8.1

---------------------------------------------------------------------------------------------------
Interest Expense                                13,224,537        5.2       13,266,584        5.1
Depreciation Expense                             6,773,903        2.7        6,819,196        2.6
Capital Expenditures                             4,700,000        1.8        5,000,000        1.9
---------------------------------------------------------------------------------------------------


                                                                   PROJECTED
                                             ----------------------------------------------------
                                                 2006             %          2007             %
                                             -------------      -----    -------------      -----

% Growth                                               3.0%                        3.0%
Revenues                                     $ 270,266,797      100.0    $ 278,374,801      100.0
Cost of Goods Sold                             182,159,821       67.4      188,459,741       67.7
                                             -------------      -----    -------------      -----

     Gross Profit                               88,106,976       32.6       89,915,060       32.3

Operating Expenses:
Selling, General and Administrative             70,235,409       26.0       72,064,096       25.9
(Gain) Loss on Disposals                                 0        0.0                0        0.0
Depreciation and Amortization                    7,000,531        2.6        7,294,279        2.6
                                             -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                        77,235,940       28.6       79,358,375       28.5

OPERATING INCOME (LOSS)                         10,871,036        4.0       10,556,685        3.8

Other Income (Expenses):
Other Income                                             0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                  0        0.0                0        0.0
Interest Expense                               (13,314,792)      -4.9      (13,078,433)      -4.7
Other Expense                                            0        0.0                0        0.0
                                             -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                   (13,314,792)      -4.9      (13,078,433)      -4.7

Earnings (Loss) Before Income Taxes             (2,443,756)      -0.9       (2,521,748)      -0.9
Provision for Income Taxes (Benefit)              (977,502)      -0.4       (1,008,699)      -0.4
                                             -------------      -----    -------------      -----

NET INCOME (LOSS)                               (1,466,254)      -0.5       (1,513,049)      -0.5
                                             =============      =====    =============      =====

EBIT                                            10,871,036                  10,556,685
EBITDA                                          17,871,567                  17,850,964

Adjustments(*):
Other Non-Cash Adjustments to Earnings             473,084                     118,271
One-Time Financing Charges                               0                           0
Excess Compensation                              2,824,000                   2,824,000
                                             -------------               -------------

Total Adjustments                                3,297,084                   2,942,271

Adjusted EBIT                                   14,168,120        5.2       13,498,956        4.8
Adjusted EBITDA                                 21,168,651        7.8       20,793,235        7.5

--------------------------------------------------------------------------------------------------
Interest Expense                                13,314,792        4.9       13,078,433        4.7
Depreciation Expense                             7,000,531        2.6        7,294,279        2.6
Capital Expenditures                             5,500,000        2.0        6,000,000        2.2
--------------------------------------------------------------------------------------------------

(*) Noncash adjustments from amortization of debt financing; Onetime financing is cost of MBO expense reimbursement to PFMI; Excess compensation represents payment by Pierre of Jimmy Richardson's debt incurred on behalf of MBO and club and miscellaneous dues for Jim Templeton.

===============================================================================
                                 SCHEDULE 11[A]
                               PIERRE FOODS, INC.
                     BASE VERSION 2 -- GROWTH AND EXPANSION
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 20067
===============================================================================


                                                         ACTUAL
                                                ------------------------                         PROJECTED
                                                      LTM                   ----------------------------------------------------
                                                     2001            %          2002             %          2003             %
                                                =============      =====    =============      =====    =============      =====

% Growth                                                 25.1%                        1.5%                       12.0%
Revenues                                        $ 232,162,968      100.0    $ 235,554,672      100.0    $ 263,821,233      100.0
Cost of Goods Sold                                151,668,132       65.3      156,074,425       66.3      174,913,477       66.3
                                                -------------      -----    -------------      -----    -------------      -----
     Gross Profit                                  80,494,836       34.7       79,480,247       33.7       88,907,756       33.7

Operating Expenses:
Selling, General and Administrative                62,276,211       26.8       60,145,792       25.5       66,977,444       25.4
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0           13,057        0.0                0        0.0
Depreciation and Amortization                       6,234,273        2.7        6,482,981        2.8        6,920,489        2.6
                                                -------------      -----    -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           68,510,484       29.5       66,641,830       28.3       73,897,933       28.0

OPERATING INCOME (LOSS)                            11,984,352        5.2       12,838,417        5.5       15,009,823        5.7

Other Income (Expenses):
Other Income                                                0        0.0           93,707        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets             (48,707)       0.0                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0                0        0.0
Interest Expense                                  (12,974,923)      -5.6      (13,095,119)      -5.6      (14,021,367)      -5.3
Other Expense                                               0        0.0                0        0.0                0        0.0
                                                -------------      -----    -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                      (13,023,630)      -5.6      (13,001,412)      -5.5      (14,021,367)      -5.3

Earnings (Loss) Before Income Taxes                (1,039,278)      -0.4         (162,995)      -0.1          988,456        0.4
Provision for Income Taxes (Benefit)                  431,639        0.2         (150,205)      -0.1          395,382        0.1
                                                -------------      -----    -------------      -----    -------------      -----
NET INCOME (LOSS)                                  (1,470,917)      -0.6          (12,790)       0.0          593,074        0.2
                                                =============      =====    =============      =====    =============      =====

EBIT                                               11,984,352                  12,838,417                  15,009,823
EBITDA                                             18,218,625                  19,321,398                  21,930,312

Adjustments:
Other Non-Cash Adjustments to Earnings                      0                     527,522                     527,160
One-Time Financing Charges                                  0                   1,000,000                           0
Excess Compensation                                         0                   2,812,000                   2,824,000
                                                -------------               -------------               -------------
Total Adjustments                                           0                   4,339,522                   3,351,160

Adjusted EBIT                                      11,984,352        5.2       17,177,939        7.3       18,360,983        7.0
Adjusted EBITDA                                    18,218,625        7.8       23,660,920       10.0       25,281,472        9.6

--------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                   12,974,923        5.6       13,095,119        5.6       14,021,367        5.3
Depreciation Expense                                6,234,273        2.7        6,482,981        2.8        6,920,489        2.6
Capital Expenditures                                2,695,032        1.2        4,122,419        1.8       30,500,000       11.6
--------------------------------------------------------------------------------------------------------------------------------


                                                                    PROJECTED
                                                ----------------------------------------------------
                                                    2004             %          2005             %
                                                =============      =====    =============      =====

% Growth                                                 11.5%                       11.0%
Revenues                                        $ 294,160,674      100.0    $ 326,518,348      100.0
Cost of Goods Sold                                194,440,206       66.1      215,175,592       65.9
                                                -------------      -----    -------------      -----
     Gross Profit                                  99,720,468       33.9      111,342,756       34.1

Operating Expenses:
Selling, General and Administrative                73,797,369       25.1       80,935,523       24.8
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0
Depreciation and Amortization                       8,057,237        2.7        8,102,529        2.5
                                                -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           81,854,606       27.8       89,038,052       27.3

OPERATING INCOME (LOSS)                            17,865,862        6.1       22,304,704        6.8

Other Income (Expenses):
Other Income                                                0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (15,232,961)      -5.2      (14,986,368)      -4.6
Other Expense                                               0        0.0                0        0.0
                                                -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                      (15,232,961)      -5.2      (14,986,368)      -4.6

Earnings (Loss) Before Income Taxes                 2,632,901        0.9        7,318,336        2.2
Provision for Income Taxes (Benefit)                1,053,161        0.4        2,927,335        0.9
                                                -------------      -----    -------------      -----
NET INCOME (LOSS)                                   1,579,740        0.5        4,391,001        1.3
                                                =============      =====    =============      =====

EBIT                                               17,865,862                  22,304,704
EBITDA                                             25,923,099                  30,407,233

Adjustments:
Other Non-Cash Adjustments to Earnings                500,035                     473,084
One-Time Financing Charges                                  0                           0
Excess Compensation                                 2,824,000                   2,824,000
                                                -------------               -------------
Total Adjustments                                   3,324,035                   3,297,084

Adjusted EBIT                                      21,189,897        7.2       25,601,788        7.8
Adjusted EBITDA                                    29,247,134        9.9       33,704,317       10.3

----------------------------------------------------------------------------------------------------
Interest Expense                                   15,232,961        5.2       14,986,368        4.6
Depreciation Expense                                8,057,237        2.7        8,102,529        2.5
Capital Expenditures                                4,700,000        1.6        5,000,000        1.5
----------------------------------------------------------------------------------------------------

                                                                   PROJECTED
                                                ----------------------------------------------------
                                                    2006             %          2007             %
                                                =============      =====    =============      =====

% Growth                                                 10.5%                       10.0%
Revenues                                        $ 360,802,775      100.0    $ 396,883,053      100.0
Cost of Goods Sold                                237,047,423       65.7      259,958,399       65.5
                                                -------------      -----    -------------      -----
     Gross Profit                                 123,755,352       34.3      136,924,654       34.5

Operating Expenses:
Selling, General and Administrative                88,351,344       24.5       95,995,830       24.2
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0
Depreciation and Amortization                       8,283,865        2.3        9,577,613        2.4
                                                -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           96,635,209       26.8      105,573,443       26.6

OPERATING INCOME (LOSS)                            27,120,143        7.5       31,351,211        7.9

Other Income (Expenses):
Other Income                                                0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (15,259,138)      -4.2       (6,518,557)      -1.6
Other Expense                                               0        0.0                0        0.0
                                                -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                      (15,259,138)      -4.2       (6,518,557)      -1.6

Earnings (Loss) Before Income Taxes                11,861,005        3.3       24,832,654        6.3
Provision for Income Taxes (Benefit)                4,744,402        1.3        9,933,061        2.5
                                                -------------      -----    -------------      -----
NET INCOME (LOSS)                                   7,116,603        2.0       14,899,593        3.8
                                                =============      =====    =============      =====

EBIT                                               27,120,143                  31,351,211
EBITDA                                             35,404,008                  40,928,824

Adjustments:
Other Non-Cash Adjustments to Earnings                473,084                     118,271
One-Time Financing Charges                                  0                           0
Excess Compensation                                 2,824,000                   2,824,000
                                                -------------               -------------
Total Adjustments                                   3,297,084                   2,942,271

Adjusted EBIT                                      30,417,227        8.4       34,293,482        8.6
Adjusted EBITDA                                    38,701,092       10.7       43,871,095       11.1

----------------------------------------------------------------------------------------------------
Interest Expense                                   15,259,138        4.2        6,518,557        1.6
Depreciation Expense                                8,283,865        2.3        9,577,613        2.4
Capital Expenditures                               25,500,000        7.1        6,000,000        1.5
----------------------------------------------------------------------------------------------------


(*)      Noncash adjustments from amortization of debt financing; Onetime financing is cost of MBO expense reimbursement to PFMI; Excess compensation represents payment by Pierre of Jimmy Richardson's debt incurred on behalf of MBO and club and misc. dues for Jim Templeton.

===============================================================================
                                 SCHEDULE 11[B]
                               PIERRE FOODS, INC.
                RESTRUCTURING OF DEBT VERSION 1 -- 25% REDEEMED
    COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE YEARS 2002 THROUGH 20067
===============================================================================


                                                        ACTUAL
                                                ------------------------            PROJECTED
                                                     LTM                    ------------------------
                                                     2001            %          2002             %
                                                =============      =====    =============      =====

% Growth                                                 25.1%                        1.5%
Revenues                                        $ 232,162,968      100.0    $ 235,554,672      100.0
Cost of Goods Sold                                151,668,132       65.3      156,074,425       66.3
                                                -------------      -----    -------------      -----
     Gross Profit                                  80,494,836       34.7       79,480,247       33.7

Operating Expenses:
Selling, General and Administrative                62,276,211       26.8       60,145,792       25.5
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0           13,057        0.0
Depreciation and Amortization                       6,234,273        2.7        6,482,981        2.8
                                                -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           68,510,484       29.5       66,641,830       28.3

OPERATING INCOME (LOSS)                            11,984,352        5.2       12,838,417        5.5

Other Income (Expenses):
Other Income                                                0        0.0           93,707        0.0
Net Gain (Loss) on Dispositions of Assets             (48,707)       0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (12,974,923)      -5.6      (13,095,119)      -5.6
Other Expense                                               0        0.0                0        0.0
                                                -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                      (13,023,630)      -5.6      (13,001,412)      -5.5

Earnings (Loss) Before Income Taxes                (1,039,278)      -0.4         (162,995)      -0.1
Provision for Income Taxes (Benefit)                  431,639        0.2         (150,205)      -0.1
                                                -------------      -----    -------------      -----
NET INCOME (LOSS)                                  (1,470,917)      -0.6          (12,790)       0.0
                                                =============      =====    =============      =====

EBIT                                               11,984,352                  12,838,417
EBITDA                                             18,218,625                  19,321,398

Adjustments:
Other Non-Cash Adjustments to Earnings                      0                     527,522
One-Time Financing Charges                                  0                   2,200,000
Excess Compensation                                         0                   2,812,000
                                                -------------               -------------
Total Adjustments                                           0                  5,539,522

Adjusted EBIT                                      11,984,352        5.2       18,377,939        7.8
Adjusted EBITDA                                    18,218,625        7.8       24,860,920       10.6
----------------------------------------------------------------------------------------------------

Interest Expense                                   12,974,923        5.6       13,095,119        5.6
Depreciation Expense                                6,234,273        2.7        6,482,981        2.8
Capital Expenditures                                2,695,032        1.2        4,122,419        1.8
----------------------------------------------------------------------------------------------------

                                                                       PROJECTED
                                                ----------------------------------------------------
                                                    2003             %           2004            %
                                                =============      =====    =============      =====

% Growth                                                 12.0%                       11.5%
Revenues                                        $ 263,821,233      100.0    $ 294,160,674      100.0
Cost of Goods Sold                                174,913,477       66.3      194,440,206       66.1
                                                -------------      -----    -------------      -----
     Gross Profit                                  88,907,756       33.7       99,720,468       33.9

Operating Expenses:
Selling, General and Administrative                71,991,647       27.3       76,611,572       26.0
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0
Depreciation and Amortization                       6,920,489        2.6        8,057,237        2.7
                                                -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           78,912,136       29.9       84,668,809       28.8

OPERATING INCOME (LOSS)                             9,995,620        3.8       15,051,659        5.1

Other Income (Expenses):
Other Income                                       13,973,110        5.3       13,328,070        4.5
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (15,041,078)      -5.7      (14,734,827)      -5.0
Other Expense                                               0        0.0                0        0.0
                                                -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                       (1,067,968)      -0.4       (1,406,757)      -0.5

Earnings (Loss) Before Income Taxes                 8,927,652        3.4       13,644,902        4.6
Provision for Income Taxes (Benefit)                1,269,489        0.5        5,457,961        1.9
                                                -------------      -----    -------------      -----
NET INCOME (LOSS)                                   7,658,163        2.9        8,186,941        2.8
                                                =============      =====    =============      =====

EBIT                                                9,995,620                  15,051,659
EBITDA                                             16,916,109                  23,108,896

Adjustments:
Other Non-Cash Adjustments to Earnings               (915,532)                   (851,221)
One-Time Financing Charges                                  0                           0
Excess Compensation                                 2,824,000                   2,824,000
                                                -------------               -------------
Total Adjustments                                   1,908,468                   1,972,779

Adjusted EBIT                                      11,904,088        4.5       17,024,438        5.8
Adjusted EBITDA                                    18,824,577        7.1       25,081,675        8.5
----------------------------------------------------------------------------------------------------

Interest Expense                                   15,041,078        5.7       14,734,827        5.0
Depreciation Expense                                6,920,489        2.6        8,057,237        2.7
Capital Expenditures                               30,500,000       11.6        4,700,000        1.6
----------------------------------------------------------------------------------------------------

                                                                                 PROJECTED
                                                ------------------------------------------------------------------------------==
                                                    2005             %          2006             %          2007             %
                                                =============      =====    =============      =====    =============      =====

% Growth                                                 11.0%                       10.5%                       10.0%
Revenues                                        $ 326,518,348      100.0    $ 360,802,775      100.0    $ 396,883,053      100.0
Cost of Goods Sold                                215,175,592       65.9      237,047,423       65.7      259,958,399       65.5
                                                -------------      -----    -------------      -----    -------------      -----
     Gross Profit                                 111,342,756       34.1      123,755,352       34.3      136,924,654       34.5

Operating Expenses:
Selling, General and Administrative                83,749,726       25.6       91,165,548       25.3       98,810,033       24.9
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0                0        0.0
Depreciation and Amortization                       8,102,529        2.5        8,283,865        2.3        9,577,613        2.4
                                                -------------      -----    -------------      -----    -------------      -----
TOTAL OPERATING EXPENSES                           91,852,255       28.1       99,449,413       27.6      108,387,646       27.3

OPERATING INCOME (LOSS)                            19,490,501        6.0       24,305,939        6.7       28,537,008        7.2

Other Income (Expenses):
Other Income                                                0        0.0                0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0                0        0.0
Interest Expense                                  (14,273,845)      -4.4      (14,722,883)      -4.1      (15,425,670)      -3.9
Other Expense                                               0        0.0                0        0.0                0        0.0
                                                -------------      -----    -------------      -----    -------------      -----
TOTAL OTHER INCOME (EXPENSE)                      (14,273,845)      -4.4      (14,722,883)      -4.1      (15,425,670)      -3.9

Earnings (Loss) Before Income Taxes                 5,216,656        1.6        9,583,056        2.7       13,111,338        3.3
Provision for Income Taxes (Benefit)                2,086,662        0.6        3,833,223        1.1        5,244,535        1.3
                                                -------------      -----    -------------      -----    -------------      -----
NET INCOME (LOSS)                                   3,129,994        1.0        5,749,833        1.6        7,866,803        2.0
                                                =============      =====    =============      =====    =============      =====

EBIT                                               19,490,501                  24,305,939                  28,537,008
EBITDA                                             27,593,030                  32,589,804                  38,114,621

Adjustments:
Other Non-Cash Adjustments to Earnings                595,000                     595,000                     595,000
One-Time Financing Charges                                  0                           0                           0
Excess Compensation                                 2,824,000                   2,824,000                   2,824,000
                                                -------------               -------------               -------------
Total Adjustments                                   3,419,000                   3,419,000                   3,419,000

Adjusted EBIT                                      22,909,501        7.0       27,724,939        7.7       31,956,008        8.1
Adjusted EBITDA                                    31,012,030        9.5       36,008,804       10.0       41,533,621       10.5
--------------------------------------------------------------------------------------------------------------------------------

Interest Expense                                   14,273,845        4.4       14,722,883        4.1       15,425,670        3.9
Depreciation Expense                                8,102,529        2.5        8,283,865        2.3        9,577,613        2.4
Capital Expenditures                                5,000,000        1.5       25,500,000        7.1        6,000,000        1.5
--------------------------------------------------------------------------------------------------------------------------------

(*) Noncash adjustments from amortization of debt financing; Onetime financing is cost of MBO expense reimbursement to PFMI; Excess compensation represents payment by Pierre of Jimmy Richardson's debt incurred on behalf of MBO and club and miscellaneous dues for Jim Templeton.

===============================================================================
                                 SCHEDULE 11[C]
                               PIERRE FOODS, INC.
                RESTRUCTURING OF DEBT VERSION 2 -- 50% REDEEMED
                COMPARATIVE PROJECTED INCOME STATEMENTS FOR THE
                     YEARS 2002 THROUGH 2007 - SCENARIO 4
===============================================================================


                                                        ACTUAL
                                                ------------------------                        PROJECTED
                                                    LTM                     ----------------------------------------------------
                                                    2001             %           2002            %          2003             %
                                                -------------      -----    -------------      -----    -------------      -----

% Growth                                                 25.1%                        1.5%                       12.0%
Revenues                                        $ 232,162,968      100.0    $ 235,554,672      100.0    $ 263,821,233      100.0
Cost of Goods Sold                                151,668,132       65.3      156,074,425       66.3      174,913,477       66.3
                                                -------------      -----    -------------      -----    -------------      -----

     Gross Profit                                  80,494,836       34.7       79,480,247       33.7       88,907,756       33.7

Operating Expenses:
Selling, General and Administrative                62,276,211       26.8       60,145,792       25.5       71,991,647       27.3
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0           13,057        0.0                0        0.0
Depreciation and Amortization                       6,234,273        2.7        6,482,981        2.8        6,920,489        2.6
                                                -------------      -----    -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                           68,510,484       29.5       66,641,830       28.3       78,912,136       29.9

OPERATING INCOME (LOSS)                            11,984,352        5.2       12,838,417        5.5        9,995,620        3.8

Other Income (Expenses):
Other Income                                                0        0.0           93,707        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets             (48,707)       0.0                0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0                0        0.0
Interest Expense                                  (12,974,923)      -5.6      (13,095,119)      -5.6      (14,731,307)      -5.6
Other Expense                                               0        0.0                0        0.0       27,931,435       10.6
                                                -------------      -----    -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                      (13,023,630)      -5.6      (13,001,412)      -5.5       13,200,128        5.0

Earnings (Loss) Before Income Taxes                (1,039,278)      -0.4         (162,995)      -0.1       23,195,748        8.8
Provision for Income Taxes (Benefit)                  431,639        0.2         (150,205)      -0.1        6,976,727        2.6
                                                -------------      -----    -------------      -----    -------------      -----

NET INCOME (LOSS)                                  (1,470,917)      -0.6          (12,790)       0.0       16,219,021        6.1
                                                =============      =====    =============      =====    =============      =====

EBIT                                               11,984,352                  12,838,417                   9,995,620
EBITDA                                             18,218,625                  19,321,398                  16,916,109

Adjustments:
Other Non-Cash Adjustments to Earnings                      0                     527,522                  (1,764,475)
One-Time Financing Charges                                  0                   2,200,000                           0
Excess Compensation                                         0                   2,812,000                   2,824,000
                                                -------------               -------------               -------------

Total Adjustments                                           0                   5,539,522                   1,059,525

Adjusted EBIT                                      11,984,352        5.2       18,377,939        7.8       11,055,145        4.2
Adjusted EBITDA                                    18,218,625        7.8       24,860,920       10.6       17,975,634        6.8

--------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                   12,974,923        5.6       13,095,119        5.6       14,731,307        5.6
Depreciation Expense                                6,234,273        2.7        6,482,981        2.8        6,920,489        2.6
Capital Expenditures                                2,280,849        1.0        4,122,419        1.8       30,500,000       11.6
--------------------------------------------------------------------------------------------------------------------------------


                                                                      PROJECTED
                                                ----------------------------------------------------
                                                    2004             %          2005             %
                                                -------------      -----    -------------      -----

% Growth                                                 11.5%                       11.0%
Revenues                                        $ 294,160,674      100.0    $ 326,518,348      100.0
Cost of Goods Sold                                194,440,206       66.1      215,175,592       65.9
                                                -------------      -----    -------------      -----
     Gross Profit                                  99,720,468       33.9      111,342,756       34.1

Operating Expenses:
Selling, General and Administrative                76,611,572       26.0       83,749,726       25.6
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0
Depreciation and Amortization                       8,057,237        2.7        8,102,529        2.5
                                                -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                           84,668,809       28.8       91,852,255       28.1

OPERATING INCOME (LOSS)                            15,051,659        5.1       19,490,501        6.0

Other Income (Expenses):
Other Income                                                0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (12,982,838)      -4.4      (12,263,220)      -3.8
Other Expense                                      28,090,176        9.5                0        0.0
                                                -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                       15,107,338        5.1      (12,263,220)      -3.8

Earnings (Loss) Before Income Taxes                30,158,997       10.3        7,227,281        2.2
Provision for Income Taxes (Benefit)               12,063,600        4.1        2,890,912        0.9
                                                -------------      -----    -------------      -----

NET INCOME (LOSS)                                  18,095,397        6.2        4,336,369        1.3
                                                =============      =====    =============      =====

EBIT                                               15,051,659                  19,490,501
EBITDA                                             23,108,896                  27,593,030

Adjustments:
Other Non-Cash Adjustments to Earnings             (1,441,414)                    940,000
One-Time Financing Charges                                  0                           0
Excess Compensation                                 2,824,000                   2,824,000
                                                -------------               -------------

Total Adjustments                                   1,382,586                   3,764,000

Adjusted EBIT                                      16,434,245        5.6       23,254,501        7.1
Adjusted EBITDA                                    24,491,482        8.3       31,357,030        9.6
----------------------------------------------------------------------------------------------------

Interest Expense                                   12,982,838        4.4       12,263,220        3.8
Depreciation Expense                                8,057,237        2.7        8,102,529        2.5
Capital Expenditures                                4,700,000        1.6        5,000,000        1.5
----------------------------------------------------------------------------------------------------

                                                                      PROJECTED
                                                ----------------------------------------------------
                                                     2006            %          2007             %
                                                -------------      -----    -------------      -----

% Growth                                                 10.5%                       10.0%
Revenues                                        $ 360,802,775      100.0    $ 396,883,053      100.0
Cost of Goods Sold                                237,047,423       65.7      259,958,399       65.5
                                                -------------      -----    -------------      -----

     Gross Profit                                 123,755,352       34.3      136,924,654       34.5

Operating Expenses:
Selling, General and Administrative                91,165,548       25.3       98,810,033       24.9
Loss on Sale of Mom 'n' Pop; Country Ham LLC                0        0.0                0        0.0
Depreciation and Amortization                       8,283,865        2.3        9,577,613        2.4
                                                -------------      -----    -------------      -----

TOTAL OPERATING EXPENSES                           99,449,413       27.6      108,387,646       27.3

OPERATING INCOME (LOSS)                            24,305,939        6.7       28,537,008        7.2

Other Income (Expenses):
Other Income                                                0        0.0                0        0.0
Net Gain (Loss) on Dispositions of Assets                   0        0.0                0        0.0
Equity in Earnings (Loss) of Affiliates                     0        0.0                0        0.0
Interest Expense                                  (12,597,258)      -3.5      (13,206,842)      -3.3
Other Expense                                               0        0.0                0        0.0
                                                -------------      -----    -------------      -----

TOTAL OTHER INCOME (EXPENSE)                      (12,597,258)      -3.5      (13,206,842)      -3.3

Earnings (Loss) Before Income Taxes                11,708,681        3.2       15,330,166        3.9
Provision for Income Taxes (Benefit)                4,683,473        1.3        6,132,066        1.5
                                                -------------      -----    -------------      -----

NET INCOME (LOSS)                                   7,025,208        1.9        9,198,100        2.3
                                                =============      =====    =============      =====

EBIT                                               24,305,939                  28,537,008
EBITDA                                             32,589,804                  38,114,621

Adjustments:
Other Non-Cash Adjustments to Earnings                940,000                     940,000
One-Time Financing Charges                                  0                           0
Excess Compensation                                 2,824,000                   2,824,000
                                                -------------               -------------

Total Adjustments                                   3,764,000                   3,764,000

Adjusted EBIT                                      28,069,939        7.8       32,301,008        8.1
Adjusted EBITDA                                    36,353,804       10.1       41,878,621       10.6
----------------------------------------------------------------------------------------------------

Interest Expense                                   12,597,258        3.5       13,206,842        3.3
Depreciation Expense                                8,283,865        2.3        9,577,613        2.4
Capital Expenditures                               25,500,000        7.1        6,000,000        1.5
----------------------------------------------------------------------------------------------------

(*) Noncash adjustments from amortization of debt financing; Onetime financing is cost of MBO expense reimbursement to PFMI; Excess compensation represents payment by Pierre of Jimmy Richardson's debt incurred on behalf of MBO and club and miscellaneous dues for Jim Templeton.

                                  SCHEDULE 12
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 1


                                                     BASE YEAR                          PROJECTIONS
                                                        LTM         -------------------------------------------------
                                                       2001             2002               2003             2004
                                                    ------------    -------------      ------------     ------------

Revenue Growth                                              25.1%             1.5%              5.0%             3.0%
NET REVENUES                                        $232,162,968    $ 235,554,672      $247,332,405     $254,752,378

OPERATING INCOME (LOSS)                             $ 11,984,352    $  12,838,417      $ 11,838,185     $ 11,090,774
Operating Margin                                             5.2%             5.5%              4.8%             4.4%

Adjusted EBIT                                       $ 11,984,352    $  17,177,939      $ 15,189,345     $ 14,414,809
Income Taxes                                           4,673,897       10,614,249         7,087,348        6,078,725
                                                    ------------    -------------      ------------     ------------
DEBT-FREE NET INCOME                                $  7,310,455    $   6,563,690      $  8,101,997     $  8,336,084
Debt-free Net Income Margin                                  3.1%             2.8%              3.3%             3.3%

+ Depreciation/Amortization                            6,234,273        6,482,981         6,495,489        6,773,903
- Capital Expenditures                                 2,695,032        4,107,863         9,500,000        4,700,000
                                                    ------------    -------------      ------------     ------------
      Beginning W/C (Debt-Free)                                        38,412,559        35,333,201       37,099,861
      Required W/C (% of Sales)                             15.0%      35,333,201        37,099,861       38,212,857
                                                                    -------------      ------------     ------------
- W/C Additions (Excess)                                               (3,079,358)        1,766,660        1,112,996

DEBT-FREE NET CASH FLOW                                             $  12,018,166      $  3,330,826     $  9,296,991

Discount Rate                                               18.0%            18.0%             18.0%            18.0%
Discount Factor                                                            0.9206            0.7801           0.6611
                                                                    -------------      ------------     ------------
Present Value                                                       $  11,063,924      $  2,598,377     $  6,146,241

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                              4.0%     $  8,644,940
Capitalization Rate                                                                            14.0%
                                                                                       ------------
Residual Value                                                                         $ 61,749,571
Discount Rate                                                                                  18.0%
Discount Factor                                                                              0.4024
                                                                                        -----------
Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value
   Stockholders' Equity (Control Basis)

Rounded to



                                                                  PROJECTIONS                          COMPOUNDED
                                                    ------------------------------------------------     ANNUAL
                                                        2005               2006             2007         GROWTH
                                                    -------------      ------------     ------------   ----------

Revenue Growth                                                3.0%              3.0%             3.0%
NET REVENUES                                        $ 262,394,949      $270,266,797     $278,374,801       3.5%

OPERATING INCOME (LOSS)                             $  11,056,630      $ 10,871,036     $ 10,556,685      -4.1%
Operating Margin                                              4.2%              4.0%             3.8%

Adjusted EBIT                                       $  14,353,714      $ 14,168,120     $ 13,498,956
Income Taxes                                            5,597,948         5,525,567        5,264,593
                                                    -------------      ------------     ------------
DEBT-FREE NET INCOME                                $   8,755,766      $  8,642,553     $  8,234,363
Debt-free Net Income Margin                                   3.3%              3.2%             3.0%

+ Depreciation/Amortization                             6,819,196         7,000,531        7,294,279
- Capital Expenditures                                  5,000,000         5,500,000        6,000,000
                                                    -------------      ------------     ------------
      Beginning W/C (Debt-Free)                        38,212,857        39,359,242       40,540,020
      Required W/C (% of Sales)                        39,359,242        40,540,020       41,756,220
                                                    -------------      ------------     ------------
- W/C Additions (Excess)                                1,146,385         1,180,778        1,216,200

DEBT-FREE NET CASH FLOW                             $   9,428,577      $  8,962,306     $  8,312,442

Discount Rate 18.0%                                          18.0%             18.0%            18.0%
Discount Factor                                            0.5603            0.4748           0.4024
                                                    -------------      ------------     ------------
Present Value                                       $   5,282,831      $  4,255,303     $  3,344,927

Sum of Present Values                               $  32,691,603

Year 5 Net Cash Flow Times Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value                        24,848,028
                                                    -------------
Indicated Value - Invested Capital                  $  57,539,631
Add: Cash & Equivalents                                 4,600,096
Less: Total Interest Bearing Debt                     121,296,639
                                                    -------------
Indicated Value - Aggregate Value
   Stockholders' Equity (Control Basis)               (59,156,912)

Rounded to                                          $ (59,156,900)
                                                    =============

                                 SCHEDULE 12[a]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 2


                                           BASE YEAR                                     PROJECTIONS
                                              LTM            ------------------------------------------------------------------
                                              2001                2002              2003             2004              2005
                                          -------------      -------------      ------------     ------------     -------------

Revenue Growth                                     25.1%               1.5%             12.0%            11.5%             11.0%
NET REVENUES                              $ 232,162,968      $ 235,554,672      $263,821,233     $294,160,674     $ 326,518,348

OPERATING INCOME (LOSS)                   $  11,984,352      $  12,838,417      $ 11,838,185     $ 11,090,774     $  11,056,630
Operating Margin                                    5.2%               5.5%              4.5%             3.8%              3.4%

Adjusted EBIT                             $  11,984,352      $  17,177,939      $ 18,360,983     $ 21,189,897     $  25,601,788
Income Taxes                                  4,673,897         10,614,249         8,567,235        8,935,780         9,984,697
                                          -------------      -------------      ------------     ------------     -------------

DEBT-FREE NET INCOME                      $   7,310,455      $   6,563,690      $  9,793,748     $ 12,254,117     $  15,617,091
Debt-free Net Income Margin                         3.1%               2.8%              3.7%             4.2%              4.8%

+ Depreciation/Amortization                   6,234,273          6,482,981         6,920,489        8,057,237         8,102,529
- Capital Expenditures                        2,695,032          4,122,419        30,500,000        4,700,000         5,000,000
                                          -------------      -------------      ------------     ------------     -------------

      Beginning W/C (Debt-Free)                                38,412,559         35,333,201        39,573,185       44,124,101
      Required W/C (% of Sales)                    15.0%        35,333,201        39,573,185       44,124,101        48,977,752
                                                             -------------      ------------        ---------     -------------

- W/C Additions (Excess)                                        (3,079,358)        4,239,984        4,550,916         4,853,651

DEBT-FREE NET CASH FLOW                                      $  12,003,610      $(18,025,747)    $ 11,060,438     $  13,865,969

Discount Rate                                      18.0%              18.0%             18.0%            18.0%             18.0%
Discount Factor                                                     0.9206            0.7801           0.6611            0.5603
                                                             -------------      ------------        ---------     -------------

Present Value                                                $  11,050,524      $(14,061,885)       7,312,056     $   7,769,102

Sum of Present Values                                                                                             $  17,943,161

Year 5 Net Cash Flow Times
  Long-Term Growth Rate                                               4.0%      $ 19,847,979
Capitalization Rate                                                                     14.0%
                                                                                ------------

Residual Value                                                                  $141,771,279
Discount Rate                                                                           18.0%
Discount Factor                                                                       0.4024
                                                                                ------------

Present Value of Residual Value                                                                                      57,048,762
                                                                                                                  -------------

Indicated Value - Invested Capital                                                                                $  74,991,923
Add: Cash & Equivalents                                                                                               4,600,096
Less: Total Interest Bearing Debt                                                                                   121,296,639
                                                                                                                  -------------

Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)                                                                              (41,704,620)

Rounded to                                                                                                        $ (41,704,600)
                                                                                                                  =============


                                                                                      COMPOUNDED
                                               2006             2007                ANNUAL GROWTH
                                           ------------     -------------          --------------
Revenue Growth                                     10.5%            10.0%
NET REVENUES                               $360,802,775     $396,883,053                   11.2%

OPERATING INCOME (LOSS)                    $ 10,871,036     $ 10,556,685                   -4.1%
Operating Margin                                    3.0%             2.7%

Adjusted EBIT                              $ 30,417,227     $ 34,293,482
Income Taxes                                 11,862,719       13,374,458
                                           ------------     ------------

DEBT-FREE NET INCOME                       $ 18,554,508     $ 20,919,024
Debt-free Net Income Margin                         5.1%             5.3%

+ Depreciation/Amortization                   8,283,865        9,577,613
- Capital Expenditures                       25,500,000        6,000,000
                                           ------------     ------------

      Beginning W/C (Debt-Free)              48,977,752       54,120,416
      Required W/C (% of Sales)              54,120,416       59,532,458

- W/C Additions (Excess)                      5,142,664        5,412,042
                                           ------------     ------------

DEBT-FREE NET CASH FLOW                   $  (3,804,291)    $ 19,084,595

Discount Rate                                      18.0%            18.0%
Discount Factor                                  0.4748           0.4024
                                           ------------     ------------

Present Value                             $  (1,806,277)    $  7,679,641

Sum of Present Values

Year 5 Net Cash Flow Times
  Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)

Rounded to

                                 SCHEDULE 12[b]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 3



                                                       BASE YEAR                          PROJECTIONS
                                                         LTM           ------------------------------------------------
                                                         2001               2002              2003             2004
                                                    -------------      -------------      ------------     ------------
Revenue Growth                                               25.1%               1.5%             12.0%            11.5%
NET REVENUES                                        $ 232,162,968      $ 235,554,672      $263,821,233     $294,160,674

OPERATING INCOME (LOSS)                             $  11,984,352      $  12,838,417      $  9,995,620     $ 15,051,659
Operating Margin                                              5.2%               5.5%              3.8%             5.1%

Adjusted EBIT                                       $  11,984,352      $  18,377,939      $ 11,904,088     $ 17,024,438
Income Taxes                                            4,673,897         11,355,729         5,554,447        7,179,206
                                                    -------------      -------------      ------------     ------------

DEBT-FREE NET INCOME                                $   7,310,455      $   7,022,210      $  6,349,641     $  9,845,232
Debt-free Net Income Margin                                   3.1%               3.0%              2.4%             3.3%

+ Depreciation/Amortization                             6,234,273          6,482,981         6,920,489        8,057,237
- Capital Expenditures                                  2,695,032          4,122,419        30,500,000        4,700,000
                                                    -------------      -------------      ------------     ------------

      Beginning W/C (Debt-Free)                                           38,412,559        35,333,201       39,573,185
      Required W/C (% of Sales)                              15.0%        35,333,201        39,573,185       44,124,101
                                                                       -------------      -------------    ------------
- W/C Additions (Excess)                                                  (3,079,358)         4,239,984       4,550,916

DEBT-FREE NET CASH FLOW                                                $  12,462,130      $ (21,469,854)   $  8,651,553

Discount Rate                                                18.0%              18.0%             18.0%            18.0%
Discount Factor                                                               0.9206            0.7801           0.6611
                                                                       -------------      -------------    ------------
Present Value                                                          $  11,472,637      $ (16,748,633)   $  5,719,542

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                                                   4.0%    $ 18,365,085
Capitalization Rate                                                                                                14.0%
                                                                                                           ------------
Residual Value                                                                                             $131,179,179
Discount Rate                                                                                                      18.0%
Discount Factor                                                                                                  0.4024
                                                                                                           ------------

Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)

Rounded to

                                            PROJECTIONS
                                           -------------                                                COMPOUNDED
                                               2005                  2006              2007           ANNUAL GROWTH
                                           -------------       -------------       ------------       -------------

Revenue Growth                                      11.0%               10.5%             10.0%             11.2%
NET REVENUES                               $ 326,518,348       $ 360,802,775       $396,883,053

OPERATING INCOME (LOSS)                    $  19,490,501       $  24,305,939       $ 28,537,008
Operating Margin                                     6.0%                6.7%               7.2%             8.3%

Adjusted EBIT                              $  22,909,501       $  27,724,939       $ 31,956,008
Income Taxes                                   8,934,705          10,812,726         12,462,843
                                           -------------       -------------       ------------

DEBT-FREE NET INCOME                       $  13,974,796       $  16,912,213       $ 19,493,165
Debt-free Net Income Margin                          4.3%                4.7%               4.9%

+ Depreciation/Amortization                    8,102,529           8,283,865          9,577,613
- Capital Expenditures                         5,000,000          25,500,000          6,000,000
                                           -------------       -------------       ------------

      Beginning W/C (Debt-Free)               44,124,101          48,977,752         54,120,416
      Required W/C (% of Sales)               48,977,752          54,120,416         59,532,458
                                           -------------       -------------       ------------

- W/C Additions (Excess)                       4,853,651           5,142,664          5,412,042

DEBT-FREE NET CASH FLOW                    $  12,223,674       $  (5,446,586)      $ 17,658,736

Discount Rate                                       18.0%               18.0%              18.0%
Discount Factor                                   0.5603              0.4748             0.4024
                                           -------------       -------------       ------------

Present Value                              $   6,848,924       $  (2,586,039)      $  7,105,875

Sum of Present Values                      $  11,812,306

Year 5 Net Cash Flow Times
  Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value               52,786,501
                                           -------------

Indicated Value - Invested Capital         $  64,598,807
Add: Cash & Equivalents                        4,600,096
Less: Total Interest Bearing Debt            121,296,639
                                           -------------
Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)       (52,097,736)

Rounded to                                 $ (52,097,700)
                                           =============

                                 SCHEDULE 12[c]
                               PIERRE FOODS, INC.
                   DISCOUNTED CASH FLOW ANALYSIS - SCENARIO 4


                                                       BASE YEAR                          PROJECTIONS
                                                         LTM             --------------------------------------------------
                                                         2001                2002                2003              2004
                                                     -------------       -------------       ------------      ------------
Revenue Growth                                                25.1%                1.5%              12.0%             11.5%
NET REVENUES                                         $ 232,162,968       $ 235,554,672       $263,821,233      $294,160,674

OPERATING INCOME (LOSS)                              $  11,984,352       $  12,838,417       $  9,995,620      $ 15,051,659
Operating Margin                                               5.2%                5.5%               3.8%              5.1%

Adjusted EBIT                                        $  11,984,352       $  18,377,939       $ 11,055,145      $ 16,434,245
Income Taxes                                             4,673,897          11,355,729          5,158,331         6,930,321
                                                     -------------       -------------       ------------      ------------

DEBT-FREE NET INCOME                                 $   7,310,455       $   7,022,210       $  5,896,814      $  9,503,924
Debt-free Net Income Margin                                    3.1%                3.0%               2.2%              3.2%

+ Depreciation/Amortization                              6,234,273           6,482,981          6,920,489         8,057,237
- Capital Expenditures                                   2,280,849           4,122,419         30,500,000         4,700,000
                                                     -------------       -------------       ------------      ------------

      Beginning W/C (Debt-Free)                                             38,412,559         35,333,201        39,573,185
      Required W/C (% of Sales)                               15.0%         35,333,201         39,573,185        44,124,101
                                                                         -------------       ------------      ------------

- W/C Additions (Excess)                                                    (3,079,358)         4,239,984         4,550,916

DEBT-FREE NET CASH FLOW                                                  $  12,462,130       $(21,922,681)     $  8,310,245

Discount Rate                                                 18.0%               18.0%              18.0%             18.0%
Discount Factor                                                                 0.9206             0.7801            0.6611
                                                                         -------------       ------------      ------------

Present Value                                                            $  11,472,637       $(17,101,883)     $  5,493,903

Sum of Present Values

Year 5 Net Cash Flow Times Long-Term Growth Rate                                   4.0%      $ 18,583,953
Capitalization Rate                                                                                  14.0%
                                                                                             ------------
Residual Value                                                                               $132,742,521
Discount Rate                                                                                        18.0%
Discount Factor                                                                                    0.4024
                                                                                             ------------

Present Value of Residual Value

Indicated Value - Invested Capital
Add: Cash & Equivalents
Less: Total Interest Bearing Debt

Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)

Rounded to


                                                      PROJECTIONS
                                                     -------------                                                COMPOUNDED
                                                          2005                 2006               2007           ANNUAL GROWTH
                                                     -------------       -------------       ------------        -------------
Revenue Growth                                                11.0%               10.5%              10.0%
NET REVENUES                                         $ 326,518,348       $ 360,802,775       $396,883,053           11.2%

OPERATING INCOME (LOSS)                              $  19,490,501       $  24,305,939       $ 28,537,008           17.3%
Operating Margin                                               6.0%                6.7%               7.2%

Adjusted EBIT                                        $  23,254,501       $  28,069,939       $ 32,301,008
Income Taxes                                             9,069,255          10,947,276         12,597,393
                                                     -------------       -------------       ------------

DEBT-FREE NET INCOME                                 $  14,185,246       $  17,122,663       $ 19,703,615
Debt-free Net Income Margin                                    4.3%                4.7%               5.0%

+ Depreciation/Amortization                              8,102,529           8,283,865          9,577,613
- Capital Expenditures                                   5,000,000          25,500,000          6,000,000
                                                     -------------       -------------       ------------

      Beginning W/C (Debt-Free)                         44,124,101          48,977,752         54,120,416
      Required W/C (% of Sales)                         48,977,752          54,120,416         59,532,458
                                                     -------------       -------------       ------------

- W/C Additions (Excess)                                 4,853,651           5,142,664          5,412,042

DEBT-FREE NET CASH FLOW                              $  12,434,124       $  (5,236,136)      $ 17,869,186

Discount Rate                                                 18.0%               18.0%              18.0%
Discount Factor                                             0.5603              0.4748             0.4024

                                                     -------------       -------------       ------------
Present Value                                        $   6,966,839       $  (2,486,117)      $  7,190,560

Sum of Present Values                                $  11,535,939

Year 5 Net Cash Flow Times Long-Term Growth Rate
Capitalization Rate

Residual Value
Discount Rate
Discount Factor

Present Value of Residual Value                         53,415,591
                                                     -------------

Indicated Value - Invested Capital                   $  64,951,530
Add: Cash & Equivalents                                  4,600,096
Less: Total Interest Bearing Debt                      121,296,639
                                                     -------------

Indicated Value - Aggregate Value
  Stockholders' Equity (Control Basis)                 (51,745,013)

Rounded to                                           $ (51,745,000)
                                                     =============

                                   SCHEDULE 13
                               PIERRE FOODS, INC.
                  WEIGHTED COST OF CAPITAL ANALYSIS (12/17/01)


     COST OF DEBT:
        Pretax Cost of Debt                                                                                  10.75%
        Premium                                                                                               5.00%   (1)
                                                                                                             ------
      Adjusted Pretax Cost of Debt                                                                           15.75%

        Tax Rate                                                                      40.0%   (2)
        After-tax Cost of Debt (Rd)                                                                           9.45%

     COST OF EQUITY:  (3)
        10-Year Treasury Bond Yield (Rf) (12/17/01)                                                           4.92%
        Plus Equity Premiums:
          Equity Premium (Rm-Rf)                                                       7.10%  (4)
          Beta Coefficient (b)                                                         1.00   (5)
                                                                                     ------
          Industry-Adjusted Premium                                                    7.10%
          Size Premium                                                                 4.63%  (6)
          Additional Risk Premium (ARP)                                                7.00%  (7)
                                                                                     ------
          Total Equity Premium                                                                               18.73%
                                                                                                             ------
        Cost of Equity (Re)                                                                                  23.65%

     CAPITALIZATION STRUCTURE:
        Debt % of Capital (D)                                                                                40.00%
        Equity % of Capital (E)                                                                              60.00%   (8)

     WEIGHTED COST OF CAPITAL:
        Wtd. Cost of Debt (D)(*)(Rd)                                                                          3.78%
        Wtd. Cost of Equity (E)(*)(Re)                                                                       14.19%
                                                                                                             ------
        Weighted Cost of Capital                                                                             17.97%

        Rounded to                                                                                           18.00%

FOOTNOTES:

(1) Debt Premium - Represents the estimated additional required rate of return associated with a debt investment in the subject company given its risk profile.

(2)      Estimated tax rate.

(3)      Re = Rf + b(Rm-Rf) + Size Premium + ARP
               Where:
                 Re = Required return on equity
                 Rf = Risk-free rate of return (30-year Treasury Bond yield)
                  b = Beta, a measure of the relationship between industry
                      risk and aggregate market risk
           Rm  - Rf = The expected return of the market in excess of the risk-free rate
                ARP = Additional risk premium specific to an
                      investment in the subject company

(4) Rm - Rf determined by reference to "SBBI", 2000 Yearbook, Ibbotson Associates, Chicago. [Small Co. Equity Return - L-T Gov't. Bond Yield; 1970-1999]

(5)      Beta coefficient determined from industry data.

(6) Ibbotson Associates - 2000 Yearbook: Size-Decile Portfolio of the NYSE (Long-Term Returns in Excess of CAPM) from 1926 to 1999.

(7) The estimated additional risk premium reflects the perceived uncertainties associated with the operating forecast for the subject company and the speculative nature of the returns associated thereto.

(8) Equity-to-Total Capital ratio determined from the Company's historical ratio of total interest bearing debt to the appraised market value of stockholders' equity.